                                                                    EXHIBIT 10.3




                           SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                            Dated as of May 23, 2002

                                      Among


                      MCI WORLDCOM RECEIVABLES CORPORATION,
                                 as the Seller,

                                 WORLDCOM, INC.,
                                as the Servicer,

                             THE BANKS PARTY HERETO,

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                           as a Group Managing Agent,

             WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,
                           as a Group Managing Agent,

                     BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                           as a Group Managing Agent,

                            THE BANK OF NOVA SCOTIA,
                           as a Group Managing Agent,

                          CITICORP NORTH AMERICA, INC.,
                as a Group Managing Agent and as Co-Lead Manager,

                                       and

                              JPMORGAN CHASE BANK,
    as a Group Managing Agent, as Co-lead Manager and as Administrative Agent
    -------------------------------------------------------------------------


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                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01. Certain Defined Terms...................................................2
SECTION 1.02. Incorporation by Reference..............................................9
SECTION 1.03. Other Terms9
SECTION 1.04. Computation of Time Periods............................................10

                                   ARTICLE II
                       AMOUNTS AND TERMS OF THE PURCHASES

SECTION 2.01. Commitment 10
SECTION 2.02. Making Purchases.......................................................10
SECTION 2.03. Termination or Reduction of the Commitments............................12
SECTION 2.04. Receivable Interest....................................................12
SECTION 2.05. Non-Liquidation Settlement Procedures..................................13
SECTION 2.06. Liquidation Settlement Procedures......................................18
SECTION 2.07. General Settlement Procedures..........................................19
SECTION 2.08. Payments and Computations, Etc.........................................19
SECTION 2.09. Fees       20
SECTION 2.10. Increased Costs........................................................20
SECTION 2.11. Increased Capital......................................................20
SECTION 2.12. Taxes      20
SECTION 2.13. Sharing of Payments, Etc...............................................20
SECTION 2.14. Substitution of Members................................................21

                                   ARTICLE III
                              CONDITIONS PRECEDENT

SECTION 3.01. Conditions Precedent to Effectiveness..................................21
SECTION 3.02. Conditions Precedent to All Purchases and Reinvestments................24

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Seller...........................25
SECTION 4.02. Representations and Warranties of the Servicer.........................25

                                    ARTICLE V
                GENERAL COVENANTS OF THE SELLER AND THE SERVICER

SECTION 5.01. Affirmative Covenants of the Seller....................................25
SECTION 5.02. Reporting Requirements of the Seller...................................26
SECTION 5.03. Negative Covenants of the Seller.......................................26


                                       i
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SECTION 5.04. Affirmative Covenants of Servicer......................................26
SECTION 5.05. Negative Covenants of the Servicer.....................................26

                                   ARTICLE VI
                          ADMINISTRATION AND COLLECTION

SECTION 6.01. Designation of Servicer................................................26
SECTION 6.02. Duties of Servicer.....................................................27
SECTION 6.03. Rights of the Administrative Agent.....................................27
SECTION 6.04. Responsibilities of the Seller.........................................27
SECTION 6.05. Further Actions Evidencing Purchases...................................27
SECTION 6.06. The Concentration Account and the Deposit Account......................27

                                   ARTICLE VII
                              EVENTS OF TERMINATION

SECTION 7.01. Events of Termination..................................................27

                                  ARTICLE VIII
             THE ADMINISTRATIVE AGENT AND THE GROUP MANAGING AGENTS

SECTION 8.01. Authorization and Action of the Administrative Agent...................31
SECTION 8.02. Authorization and Action of the Group Managing Agents..................31
SECTION 8.03. Administrative Agent's and Group Managing Agents' Reliance, Etc........32
SECTION 8.04. Rights and Powers......................................................33
SECTION 8.05. Members' Purchase Decisions............................................33
SECTION 8.06. Indemnification........................................................33
SECTION 8.07. Successor Administrative Agent.........................................34
SECTION 8.08. Co-Lead Managers.......................................................35
SECTION 8.09. Authorizations and Actions Within Purchaser Groups.....................35

                                   ARTICLE IX
                       ASSIGNMENT OF RECEIVABLE INTERESTS

SECTION 9.01. Assignment 35
SECTION 9.02. Assignment of Rights and Obligations...................................36
SECTION 9.03. Annotation of Certificate..............................................38

                                    ARTICLE X
                                 INDEMNIFICATION

SECTION 10.01. Indemnities...........................................................38

                                   ARTICLE XI
                           GRANT OF SECURITY INTEREST

SECTION 11.01. Grant of Security Interest............................................41


                                       ii
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SECTION 11.02. Security for Secured Obligations......................................41
SECTION 11.03. Further Assurances....................................................41
SECTION 11.04. Administrative Agent Appointed Attorney-in-Fact.......................42
SECTION 11.05. Administrative Agent May Perform......................................42
SECTION 11.06. The Administrative Agent's Duties.....................................42
SECTION 11.07. Remedies  42

                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 12.01. Amendments, Etc.......................................................43
SECTION 12.02. Notices, Etc..........................................................44
SECTION 12.03. Binding Effect, Assignability.........................................45
SECTION 12.04. Costs and Expenses....................................................45
SECTION 12.05. Non-Business Days.....................................................45
SECTION 12.06. Confidentiality.......................................................45
SECTION 12.07. Governing Law.........................................................46
SECTION 12.08. Jurisdiction, Etc.....................................................46
SECTION 12.09. Execution in Counterparts.............................................46
SECTION 12.10. Intent of the Parties.................................................47
SECTION 12.11. Entire Agreement......................................................47
SECTION 12.12. Severability of Provisions............................................47
SECTION 12.13. Amendment, Restatement, and Consent...................................47
SECTION 12.14. No Proceedings........................................................48
SECTION 12.15. Waiver of Jury Trial..................................................48


























                                      iii
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EXHIBIT A  Form of Assignment

EXHIBIT B  Form of Assignment and Acceptance

EXHIBIT C  Form of Certificate





































                                       iv
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                           SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

       This SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "AGREEMENT") dated as of May 23, 2002, amends and restates that certain Amended and Restated Receivables Purchase Agreement, dated as of October 24, 2001, as amended by Amendment No. 1 thereto dated as of March 26, 2002 (such Agreement as so amended being the "A&R PARALLEL PURCHASE COMMITMENT"), which amended and restated that certain Receivables Purchase Agreement, dated as of August 20, 1999 (the "ORIGINAL PARALLEL PURCHASE COMMITMENT"), and is among:

       (i) MCI WORLDCOM RECEIVABLES CORPORATION, a Delaware corporation (the "SELLER"),

       (ii) WORLDCOM, INC., a Georgia corporation ("WORLDCOM"), as Servicer (as hereinafter defined),

       (iii) BANK ONE, NA (Main Office Chicago), a national banking association ("BANK ONE"), as an Initial Bank and as a Group Managing Agent hereunder,

       (iv) WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, a German bank organized under the laws of the State of North Rhine Westphalia, acting by and through its New York Branch ("WEST LB"), as an Initial Bank and as a Group Managing Agent hereunder,

       (v) CITIBANK, N.A., a national banking association ("CITIBANK"), as an Initial Bank hereunder,

       (vi) BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, a German bank organized under the laws of the State of Bavaria, acting by and through its Cayman Islands Branch ("BLBCI"), as an Initial Bank hereunder,

       (vii) BAYERISCHE LANDESBANK, NEW YORK BRANCH, a German bank organized under the laws of the State of Bavaria, acting by and through its New York Branch ("BLBNY"), as a Group Managing Agent hereunder,

       (viii) THE BANK OF NOVA SCOTIA, a Canadian chartered commercial bank, acting by and through its New York Agency ("NOVA SCOTIA"), as an Initial Bank and as a Group Managing Agent hereunder,

       (ix) CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as a Group Managing Agent hereunder and as Co-Lead Manager, and

       (x) JPMORGAN CHASE BANK, a New York banking corporation ("JPMORGAN", and together with Bank One, West LB, Citibank, BLBCI and Nova Scotia, collectively the "INITIAL BANKS" and each an "INITIAL BANK"), as an Initial Bank, as a Group Managing Agent, as Co-Lead Manager and as the administrative agent (together with any successor administrative agent appointed pursuant to SECTION 8.07, the "ADMINISTRATIVE AGENT") for the Group Managing Agents and the Members of each Purchaser Group (each as hereinafter defined).

       PRELIMINARY STATEMENTS:

       (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in ARTICLE I of this Agreement.

       (2) The Seller has purchased or has otherwise acquired from CMC, Partners and each of the Originators, and will continue to purchase from time to time from each of the Originators, Pool Receivables in which the Seller intends to sell Receivable Interests.

       (3) Pursuant to the terms of the Purchase Agreement, each of the Purchasers may, in its absolute and sole discretion, make "Purchases" of "Receivable Interests" under and as defined in the Purchase Agreement from the Seller from time to time.

       (4) In the event that any Purchaser declines to make any such "Purchase" under and as defined in the Purchase Agreement, such Purchaser's Purchaser Group (as hereinafter defined) shall, at the request of the Seller, make such Purchase in accordance with the terms hereof.

       (5) WORLDCOM has been requested and is willing to act as Servicer pursuant to the terms hereof.

       (6) JPMorgan has been requested and is willing to act as Administrative Agent pursuant to the terms hereof.

       NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

       SECTION 1.01. CERTAIN DEFINED TERMS. Unless otherwise defined herein, and subject to the modifications herein set forth, capitalized terms used in this Agreement or in any provisions of the Purchase Agreement (as hereinafter defined) incorporated herein by reference shall have the respective meanings given to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

              "AFFILIATE BANK" means, in respect of any Purchaser, any Bank that is an Affiliate of such Purchaser.

              "AFFILIATED PURCHASER" means, in respect of any Purchaser Group, the Purchaser whose Affiliate Bank is or was, prior to any Assignment by such Affiliate Bank pursuant to ARTICLE IX, a member of such Purchaser's Purchaser Group.

              "APPLICABLE MARGIN" means, for any day, a percentage per annum equal to 2.50% per annum until the effectiveness of the New WORLDCOM Credit Agreement, and on and after the effectiveness of the New WORLDCOM Credit Agreement, 0.25 of 1% per annum above that all-in, fully drawn, cost (including applicable margin, utilization fees and facility fees) which WORLDCOM would pay for "Eurodollar Rate Borrowings" (or the equivalent term) under and as defined in the New WORLDCOM Credit Agreement on such day above, and in addition to, the "Adjusted Eurodollar Rate" (or the equivalent term) under and as defined in the New WORLDCOM Credit Agreement.

              "ASSIGNEE" means any Person that is the assignee of any Member's Receivable Interest pursuant to SECTION 9.01 or the assignee of such Member's rights and obligations under this Agreement pursuant to SECTION 9.02.

              "ASSIGNMENT" means an assignment, in substantially the form of Exhibit A hereto, by which a Receivable Interest or a portion thereof may be assigned pursuant to Section 9.01.

              "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance, in substantially the form of Exhibit B hereto, entered into by any Member and an Assignee pursuant to SECTION 9.02.

              "BANK RATE" means, for any Settlement Period for any Receivable Interest, an interest rate per annum equal, at the Seller's election upon notice to the Administrative Agent at least three Business Days (in the case of the rate referred to in clause (a) below) or one Business Day (in the case of the rate referred to in clause (b) below) before the first day of such Settlement Period, to either (a) the Applicable Margin in effect from time to time plus the Adjusted LIBO Rate for such Settlement Period or (b) the Alternate Base Rate in effect from time to time (or if no such notice is given selecting the rate referred to in clause (a) above or the rate referred to in clause (b) above for any Settlement Period, the Seller will be deemed to have selected the rate referred to in clause (b) above for such Settlement Period); PROVIDED, HOWEVER, that:

              (i) in the case of any such Settlement Period of one to and including 29 days, the "Bank Rate" for such Settlement Period for such Receivable Interest shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time during such Settlement Period; and

              (ii) if either (A) the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Member owning such Receivable Interest to obtain funds in the London interbank market during such Settlement Period, or (B) the Adjusted LIBO Rate will not adequately reflect the cost to any Member of making a Purchase of or maintaining such Receivable Interest during such Settlement Period, then the "Bank Rate" for such Settlement Period for such Receivable Interest shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time.

              "BANKS" means the Initial Banks and each Assignee that shall become a party hereto pursuant to SECTION 9.02.

              "CAPITAL" means, in respect of any Receivable Interest, the original amount paid to the Seller for such Receivable Interest at the time of its acquisition by the Members of a Purchaser Group pursuant to SECTIONS 2.01 and 2.02, reduced from time to time by Collections received and distributed on account of such Capital pursuant to SECTION 2.05 or 2.06; PROVIDED, HOWEVER, that if such Capital of such Receivable Interest shall have been reduced by any distribution of any portion of Collections and thereafter such distribution is rescinded or must otherwise be returned for any reason, such Capital of such Receivable Interest shall be increased by the amount of such distribution, all as though such distribution had not been made.

              "CERTIFICATE" means a certificate of assignment by the Seller delivered to the Administrative Agent on behalf of any Member, in substantially the form of Exhibit C hereto, evidencing each Receivable Interest of such Member.

              "COMMITMENT" means (i) in respect of each Initial Bank, the amount set forth as the "Commitment" opposite the name of such Initial Bank on the signature pages hereto and (ii) in respect of each Person that becomes a Member by entering into an Assignment and Acceptance, the amount set forth as the "Commitment" for such Member in the Register maintained by the Administrative Agent pursuant to SECTION 9.02(C), in the case of clauses (i) and (ii) as such amount may be reduced from time to time as the result of any assignment of any Commitment or any portion thereof pursuant to SECTION 9.02 or may be reduced from time to time pursuant to SECTION 2.03; PROVIDED, HOWEVER, that upon the occurrence of a Special Event for any Purchaser, the Commitment of each Member of such Purchaser's Purchaser Group shall automatically and permanently be reduced to zero.

              "COMMITMENT TERMINATION DATE" means the earliest of (i) May 22, 2003, (ii) the date of termination in whole of the aggregate Commitments pursuant to SECTION 2.03 and (iii) the date designated as the Commitment Termination Date by the Administrative Agent pursuant to SECTION 7.01.

              "DEPOSIT ACCOUNT" means the deposit account of the Administrative Agent, with reference to 160289.46 MCI WorldCom Rec. Corp. DEPOSIT A/C FBO Admin Agent (ABA Routing number 021000021, account number 507-95-3622, and account name DFC Funding Account), maintained with JPMorgan at its office at 450 West 33rd Street, New York, New York 10001.

              "ELIGIBLE ASSIGNEE" means (i) each Initial Bank and any of its Affiliates, (ii) any commercial bank all of whose short-term public senior unsecured debt securities are rated at least A-1 by S&P and at least P-1 by Moody's, or (iii) any other Person, PROVIDED that such Person is not a competitor of WORLDCOM or any of the Originators; PROVIDED, HOWEVER, that neither an Originator nor the Seller nor any of their respective Affiliates may be an Eligible Assignee.

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              "EVENTS OF TERMINATION" has the meaning specified in SECTION 7.01.

              "GROUP COMMITMENT" means, in respect of any Purchaser Group, the aggregate amount of the Commitments of the Members of such Purchaser Group.

              "GROUP MANAGING AGENT" means, in respect of any Purchaser Group, the Managing Agent of the Affiliated Purchaser of such Purchaser Group.

              "INDEMNIFIED AMOUNTS" has the meaning specified in SECTION 10.01.

              "INDEMNIFIED PARTY" means any or all of the Group Managing Agents, the Members, the Participants, and the Administrative Agent and their respective Affiliates and successors and assigns.

              "MAJORITY MEMBERS" means, in respect of any Purchaser Group at any time, the Members of such Purchaser Group owning in the aggregate at least 51% of the then aggregate outstanding Receivable Interests owned by such Purchaser Group or, if no Receivable Interest is then owned by such Purchaser Group, Members of such Purchaser Group holding at least 51% of such Purchaser Group's Group Commitment.

              "MAJORITY PURCHASER GROUPS" means at any time Purchaser Groups owning in the aggregate at least 51% of the aggregate Group Commitments.

              "MEMBER" has the meaning set forth in the definition of "Purchaser Group." The term "Member", when used without reference to any Purchaser Group, means any Member of any Purchaser Group; and the term "Members", when used without reference to any Purchaser Group, means any or all Members of any or all Purchaser Groups.

              "MEMBER COLLECTIONS" means, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (a) the aggregate amount of such Collections multiplied by
       (b) the Total Receivable Interest Percentage on such date.

              "POTENTIAL EVENT OF TERMINATION" means any event that, with the giving of notice or the passage of time or both, would constitute an Event of Termination.

              "PRO RATA SHARE" means, for any Member, such Member's Commitment divided by the Group Commitment of such Member's Purchaser Group.

              "PURCHASE" means a purchase by any Purchaser Group of Receivable Interests from the Seller pursuant to ARTICLE II.

              "PURCHASE AGREEMENT" means the Third Amended and Restated Receivables Purchase Agreement dated as of the date hereof among the Seller, WORLDCOM, as Servicer thereunder, Corporate Asset Funding Company, Inc., a Delaware corporation ("CAFCO"), Charta Corporation, a Delaware corporation ("CHARTA" and, together with CAFCO, the "CNAI CONDUITS"), Falcon Asset Securitization Corporation, a Delaware corporation ("FASC"), Jupiter Securitization Corporation, a Delaware corporation

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       ("JSC" and, together with FASC, the "BANK ONE CONDUITS"), Giro Balanced
       Funding Corporation, a Delaware corporation ("GBFC"), Liberty Street Funding Corporation, a Delaware corporation ("LIBERTY"), Delaware Funding Corporation, a Delaware corporation ("DELAWARE FUNDING"), Paradigm Funding LLC, a Delaware limited liability company ("PARADIGM"), Bank One, as Managing Agent for FASC and JSC and the Bank One Conduits' respective successive Assignees, West LB, as Managing Agent for Paradigm and Paradigm's successive Assignees, BLBNY, as Managing Agent for GBFC and GBFC's successive Assignees, Nova Scotia, as Managing Agent for Liberty and Liberty's successive Assignees, CNAI as Managing Agent for CAFCO and CHARTA and the CNAI Conduits' respective successive Assignees and as Co-Lead Manager, and JPMorgan, as Managing Agent for Delaware Funding and Delaware Funding's successive Assignees, as Co-Lead Manager and as Administrative Agent for the Purchasers, such Managing Agents and any other owners of Receivable Interests thereunder.

              "PURCHASER" means any of CAFCO, CHARTA, FASC, JSC, GBFC, Liberty, Delaware Funding and Paradigm (in each case, as defined in the definition of Purchase Agreement contained herein); PROVIDED, HOWEVER, that upon any assignment under the Purchase Agreement pursuant to SECTION 9.02 of all or a portion of the Receivable Interests owned by any Purchaser together with all or a portion of the rights and obligations of such Purchaser under the Purchase Agreement associated therewith, the "Assignee" (as defined in the Purchase Agreement) shall be a Purchaser for all purposes hereunder.

              "PURCHASER GROUP" means, in respect of any Purchaser, such Purchaser's Affiliate Bank (for so long as such Affiliate Bank has any Commitment or owns any Receivable Interest), together with any Person that either becomes an owner of any interest in any Receivable Interest now or hereafter owned by such Affiliate Bank or assumes all or part of the Commitment of such Affiliate Bank pursuant to the terms hereof, including, without limitation, any Person who becomes an Assignee of such Affiliate Bank pursuant to ARTICLE IX hereof (each of the foregoing referred to herein as a "MEMBER" of such Purchaser Group).

              "REGISTER" has the meaning specified in SECTION 9.02(C).

              "REINVESTMENT TERMINATION DATE" means that Business Day which the Seller designates, or, if the conditions precedent in SECTION 3.02 are not satisfied, that Business Day which the Administrative Agent (with the consent or at the request of the Majority Purchaser Groups) designates, as the first date on which Collections in respect of each Receivable Interest shall not be reinvested in accordance with SECTION 2.05(A), by notice to the Administrative Agent (if the Seller so designates) or to the Seller (if the Administrative Agent so designates) at least one Business Day prior to such Business Day.

              "SECURED OBLIGATIONS" has the meaning specified in SECTION 11.02.

              "SELLER'S ACCOUNT" means the deposit account of the Seller with reference to 160289.47 MCI WorldCom Rec. Corp. Sellers A/C FBO Admin Agent (ABA Routing

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       number 021000021, account number ###-##-####, and account name DFC
       Funding Account), maintained with JPMorgan at its office at 450 West 33rd Street, New York, New York 10001.

              "SERVICER" has the meaning specified in SECTION 6.01.

              "SERVICER FEE" has the meaning specified in SECTION 2.09(B).

              "SETTLEMENT DATE" means, for each Settlement Period for each Receivable Interest, (i) with respect to the payment of all amounts other than Capital, the last day of such Settlement Period and (ii) with respect to the recovery of Capital, the later of the 26th day after the end of such Settlement Period and the first Business Day after the Monthly Report relating to such Settlement Period is required to be forwarded by the Servicer to the Administrative Agent and each Group Managing Agent pursuant to SECTION 2.07(B) (whether or not so forwarded); PROVIDED that, in each case, if such day is not a Business Day, such Settlement Date shall be the next succeeding Business Day.

              "SETTLEMENT PERIOD" means, for each Receivable Interest:

                     (a) in the case of any Settlement Period in respect of
              which Yield is computed by reference to the Bank Rate, initially, the period beginning on the date of Purchase of such Receivable Interest and ending on and including the last day of the calendar month in which the date of such Purchase occurs, and thereafter, each successive period commencing on the first day of each calendar month during the term of this Agreement and ending on the last day of such calendar month during the term of this Agreement; PROVIDED, HOWEVER, that in the case of any Settlement Period for any Receivable Interest which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Settlement Period shall end on the Termination Date and the duration of each Settlement Period which commences on or after the Termination Date may be any period (including, without limitation, a period of one day) as shall be selected from time to time by the Administrative Agent (with the consent or at the request of the Majority Purchaser Groups); and PROVIDED, further, HOWEVER, that whenever the last day of any such Settlement Period would otherwise occur on a day other than a Business Day, the last day of such Settlement Period shall be extended to occur on the next succeeding Business Day, EXCEPT that, if such extension would cause the last day of such Settlement Period to occur in the next following calendar month, the last day of such Settlement Period shall occur on the next preceding Business Day; and

                     (b) in the case of any Settlement Period in respect of
              which Yield is computed by reference to the Alternate Base Rate, such Settlement Period shall be of such duration as shall be selected by the Administrative Agent (with the consent or at the request of the Majority Purchaser Groups).

              "SUBSTITUTABLE MEMBER" has the meaning specified in SECTION 2.14.

              "TERMINATION DATE" means the earlier of (i) the Reinvestment Termination Date and (ii) the Commitment Termination Date.

              "TOTAL RECEIVABLE INTEREST PERCENTAGE" means, on any date, the sum of the Receivable Interests (expressed in percentage terms) on such date.

              "YIELD" means (a) except as otherwise provided in clause (b) below, for each Receivable Interest for any Settlement Period:

                                BR x C x ED + LF
                                        ---
                                        360

       (b) for each Receivable Interest for any period within any Settlement Period in which an Event of Termination shall have occurred and/or is continuing, the sum of (i) the Yield for such Receivable Interest calculated under clause (a) of this definition PLUS (ii) the product of

                                   DR x C x  TD
                                            ---
                                            360

              where:

                     BR = the Bank Rate for such Receivable Interest for such Settlement Period;

                     DR =   the Default Rate in effect from time to time

                     C  =   the Capital of such Receivable Interest during
                            such Settlement Period;

                     ED = the actual number of days elapsed during such Settlement Period, PROVIDED, HOWEVER, that if an Event of Termination shall have occurred and/or is continuing during such Settlement Period, "ED" shall not include the number of days during each Settlement Period in which there shall have occurred and/or be continuing an Event of Termination;

                     TD = the actual number of days elapsed during such Settlement Period in which there shall have occurred and/or be continuing an Event of Termination; and

                     LF = the Liquidation Fee, if any, for such Receivable Interest for such Settlement Period.

       PROVIDED that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and PROVIDED FURTHER that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

       SECTION 1.02. INCORPORATION BY REFERENCE. Various provisions (including defined terms) of, and Exhibits D through M, and Schedules I through V to, the Purchase Agreement are specifically incorporated in this Agreement by reference, with the same force and effect as if the same were set out in this Agreement in full, EXCEPT that for the purposes hereof (a) references to the term "Purchasers" contained in the definition of "Eligible Receivable" contained in
SECTION 1.01 of the Purchase Agreement and in SECTION 6.02 of the Purchase Agreement shall be deemed to be references to "Banks" as defined in this Agreement, (b) the reference to the term "original Purchaser" contained in
SECTION 2.12 of the Purchase Agreement shall be deemed to be a reference to "Initial Bank" as defined in this Agreement, (c) references to the term "Managing Agents" and the term "Majority Managing Agents" in the provisions of the Purchase Agreement incorporated in this Agreement by reference shall be deemed to be a reference to "Purchaser Groups" and "Majority Purchaser Groups", respectively, as defined in this Agreement, (d) references to the term "Parallel Purchase Commitment" in the definition of "Cure Amount", "Excess Amount", "Seller Collections", and "Transaction Documents", contained in SECTION 1.01 of the Purchase Agreement and in each of Sections 4.01, 4.02 and 5.03 of the Purchase Agreement shall be deemed to be references to the "Purchase Agreement" as defined in this Agreement, (e) references to the term "Liquidity Banks" in the definition of "Eligible Investments" contained in SECTION 1.01 of the Purchase Agreement shall be deemed to be references to the "Members" as defined in this Agreement, (f) unless otherwise expressly set forth herein, all defined terms used in such incorporated definitions, provisions, Exhibits and Schedules shall have the meanings set forth herein and (g) unless otherwise expressly set forth herein, all article, section, paragraph and clause references used in such incorporated definitions, provisions, Exhibits and Schedules shall be references to such article, section, paragraph and clause, respectively, hereof. All references in such incorporated definitions or provisions to this "Agreement", "hereof", "hereunder" or words of similar effect and to the "Administrative Agent" shall, without further reference, mean and refer to this Agreement and JPMorgan as Administrative Agent under this Agreement, respectively; likewise, to the extent any word or phrase is defined in this Agreement, any such word or phrase appearing in provisions so incorporated by reference from the Purchase Agreement shall have the meaning given to it in this Agreement. The incorporation by reference into this Agreement from the Purchase Agreement is for convenience only, and this Agreement and the Purchase Agreement shall at all times be, and be deemed to be and treated as, separate and distinct facilities. Incorporations by reference in this Agreement from the Purchase Agreement shall not be affected or impaired by any subsequent expiration or termination of the Purchase Agreement, nor by any amendment thereof or waiver thereunder unless the Administrative Agent and the Members or the Majority Purchaser Groups, as applicable under SECTION 12.01 hereof, shall have consented to such amendment or waiver in writing.

       SECTION 1.03. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC of the State of New York and not specifically defined herein are used herein as defined in such Article 9.

       SECTION 1.04. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                                   ARTICLE II
                       AMOUNTS AND TERMS OF THE PURCHASES

       SECTION 2.01. COMMITMENT. On the terms and conditions hereinafter set forth, each Member of each Purchaser Group severally agrees that, from time to time prior to the Commitment Termination Date, in the event that the Affiliated Purchaser of such Member's Purchaser Group declines to make any "Purchase" under and as defined in the Purchase Agreement in accordance with its "Pro Rata Share" (as defined in the Purchase Agreement without giving effect to the PROVISO to the definition thereof), if so requested by the Seller, each such Member of such Purchaser Group shall make its Pro Rata Share of a Purchase in an amount equal to such "Purchase"; PROVIDED, HOWEVER, that no Member of such Purchaser Group shall be obligated to make any Purchase if, after giving effect to such Purchase, the aggregate outstanding Capital of such Member's Pro Rata Share of Receivable Interests owned by such Purchaser Group, together with such Member's Pro Rata Share of the aggregate outstanding "Capital" of "Receivable Interests" owned by the Affiliated Purchaser of such Member's Purchaser Group, would exceed such Member's Commitment; and PROVIDED, FURTHER, HOWEVER, that upon the occurrence of a Special Event for any Purchaser, each such Member of such Purchaser's Purchaser Group shall, automatically and permanently, cease to be obligated to make any Purchase hereunder. Each Purchase shall be made by the Members of the applicable Purchaser Group simultaneously and ratably in accordance with their respective Pro Rata Shares.

       SECTION 2.02. MAKING PURCHASES. (a) Each Purchase of Receivable Interests hereunder shall be made on notice from the Seller to each Group Managing Agent and the Administrative Agent, given not later than 12:00 noon (New York City time) on the second Business Day before the date of such Purchase if the Bank Rate for such Purchase is based on the Alternate Base Rate and on the fourth Business Day before the date of such Purchase if the Bank Rate for such Purchase is based on the Adjusted LIBO Rate. Each such notice of a proposed Purchase of Receivable Interests by the applicable Purchaser Group shall be by telecopier to the Administrative Agent and by electronic transmission to each Group Managing Agent and the Administrative Agent, and shall specify (i) the requested aggregate amount of such Purchase (which shall not be less than $10,000,000) to be paid to the Seller, (ii) the date of such Purchase (which shall be a Business
Day), and (iii) the Bank Rate for such Purchase. On the date of each Purchase of Receivable Interests by a Purchaser Group, each Member of such Purchaser Group shall, upon satisfaction of the applicable conditions set forth in ARTICLE III, make available to the Seller its Pro Rata Share of the amount of the Capital of the Receivable Interests being acquired in such Purchase by deposit of such Pro Rata Share in same day funds to the Seller's Account (or to such other account as the Seller may designate in writing from time to time).

       (b) The Administrative Agent shall on the first day of each Settlement Period for each Receivable Interest hereunder notify the Seller and each Member of any Purchaser Group that owns such Receivable Interest or any interest therein of the Bank Rate for such Settlement Period.

       (c) Each notice of a Purchase delivered pursuant to SECTION 2.02(A) shall be irrevocable and binding on the Seller. The Seller shall indemnify the Group Managing Agent and each Member of any Purchaser Group against any actual loss or expense incurred by such Group Managing Agent and/or such Member as a result of any failure to fulfill on or before the date of any Purchase by such Purchaser Group (as to which notice has been given pursuant to SECTION 2.02(A)) the applicable conditions set forth in ARTICLE III, including, without limitation, any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Group Managing Agent and/or such Member to fund its Pro Rata Share of such Purchase when such Purchase, as a result of such failure, is not made on such date.

       (d) Unless the Administrative Agent shall have received notice from a Group Managing Agent or a Member prior to the date of any Purchase that a Member will not make available to the Administrative Agent all or any portion of such Member's Pro Rata Share of such Purchase, the Administrative Agent may assume that each Member has made such Pro Rata Share available to the Administrative Agent on the date of such Purchase in accordance with SECTION 2.02(A), and the Administrative Agent may, in reliance upon such assumption, make available to the Seller on such date a corresponding amount. However, if the Administrative Agent has received such notice from such Group Managing Agent or Member, the Administrative Agent may not make such assumption and may not make available to the Seller on such date such corresponding amount. If and to the extent that any Member shall not have made all or such portion available to the Administrative Agent, such Member and the Seller severally agree to pay (to the extent not repaid by the Seller or such Member, respectively) to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Seller until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Seller, the Yield rate applicable to such amount and (ii) in the case of such Member, the Federal Funds Rate. If such Member shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Member's Pro Rata Share of such Purchase for purposes of this Agreement.

       (e) The failure of any Member to make available such Member's Pro Rata Share of any Purchase shall not relieve any other Member of its obligation, if any, hereunder to make available such other Member's Pro Rata Share of such Purchase on the date of such Purchase, but no Member shall be responsible for the failure of any other Member to make available such other Member's portion of such Purchase on the date of any Purchase.

       (f) Either the Seller or any Member, upon notice to and consent by the other received at least three Business Days prior to the end of any Settlement Period (the "TERMINATING SETTLEMENT PERIOD") for any Receivable Interest of such Member, may, effective on the last day of the Terminating Settlement Period: (i) divide any such Receivable Interest into multiple Receivable Interests, (ii) combine any such Receivable Interest with one or more other Receivable Interests that have a Settlement Period ending on the same day as such Terminating

Settlement Period or (iii) combine any such Receivable Interest with a new Receivable Interest to be purchased by such Member on the day such Terminating Settlement Period ends, PROVIDED, that in no event may a Receivable Interest of any Member be combined with a Receivable Interest of any other Member.

       SECTION 2.03. TERMINATION OR REDUCTION OF THE COMMITMENTS. (a) OPTIONAL. The Seller may, upon at least five Business Days' notice to the Administrative Agent and each Group Managing Agent, terminate in whole or reduce in part, ratably for each Member, the unused portions of the Commitments of the Members; PROVIDED, HOWEVER, that for purposes of this SECTION 2.03(A), the unused portions of the Commitments of the Members shall be computed as the excess of
(i) the aggregate of the Commitments of the Members immediately prior to giving effect to such termination or reduction over (ii) the sum of (A) the aggregate Capital of Receivable Interests outstanding at the time of such computation and
(B) the aggregate "Capital" of "Receivable Interests" outstanding under the Purchase Agreement at such time; and PROVIDED, FURTHER, that each such partial reduction of the unused portions of the Commitments (i) shall be in an aggregate amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Members in accordance with their respective Commitments.

       (b) MANDATORY. On each day on which the Seller shall, pursuant to SECTION 2.03(A) of the Purchase Agreement, reduce in part the unused portion of the aggregate Purchase Limits, the aggregate Commitments shall automatically, and ratably for the Members in accordance with their respective Commitments, reduce by an equal amount. The aggregate Commitments shall automatically terminate in whole on any day on which the Seller shall terminate in whole the aggregate Purchase Limits under and pursuant to SECTION 2.03(A) of the Purchase Agreement.

       SECTION 2.04. RECEIVABLE INTEREST. Each Receivable Interest shall be initially computed as of the opening of business of the Servicer on the date of Purchase of such Receivable Interest. Thereafter until the Termination Date, such Receivable Interest shall be automatically recomputed as of the close of business of the Servicer on each day (other than a Liquidation Day). Such Receivable Interest shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made. Any Receivable Interest, as computed as of the day immediately preceding the Termination Date, shall remain constant at all times on and after the Termination Date. Such Receivable Interest shall become zero at such time as each Member owning any portion of such Receivable Interest shall have received the accrued Yield for such Receivable Interest, shall have recovered the Capital of such Receivable Interest, and shall have received payment of the Fees and all other amounts payable by the Seller to such Member or its Group Managing Agent, and the Servicer shall have received the accrued Servicer Fee for such Receivable Interest. Upon any Receivable Interest becoming zero as aforesaid, each Member owning any portion of such Receivable Interest and the Administrative Agent, respectively, shall execute and deliver such documents and take such action as the Seller may reasonably request to evidence the termination of such Member's interest in the remaining Pool Receivables and hereunder, including assignments to the Seller of such Member's interest in the remaining Pool Receivables and UCC termination statements with respect thereto, all without recourse to, or representation or warranty by, such Member or its Group Managing Agent or the Administrative Agent, as the case may be.

       SECTION 2.05. NON-LIQUIDATION SETTLEMENT PROCEDURES. (a) Except as set forth in subsection (d) of this SECTION 2.05, on each Business Day (other than a Liquidation Day or a Provisional Liquidation Day) during any Daily Reporting Period, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and shall, based on the Daily Report delivered by the Servicer to each Group Managing Agent and the Administrative Agent on such Business Day pursuant to
SECTION 2.07(C), at that time and in the following order:

              (i) allocate all Collections transferred to the Concentration Account since receipt of the last such Daily Report either as Member Collections or as Seller Collections;

              (ii) for each Receivable Interest, out of such Member Collections attributable to such Receivable Interest, cause the Concentration Bank to transfer to the Deposit Account, to be held and invested by the Administrative Agent pursuant to SECTION 6.06, the Cure Amount, if any, for such Receivable Interest for such Business Day;

              (iii) for each Receivable Interest, out of the remainder of such Member Collections attributable to such Receivable Interest, set aside and hold in trust (in accordance with the provisions of SECTION 6.02(B)) for the Member owning such Receivable Interest and the Servicer an amount equal to the sum of (A) the Yield and Servicer Fee accrued through such Business Day for such Receivable Interest and not previously so set aside and (B) the aggregate of the Fees and any other amounts then accrued or owed hereunder by the Seller to such Member or its Group Managing Agent and not previously so set aside;

              (iv) reinvest the remainder of such Member Collections, for the benefit of the Member owning such Receivable Interest, by recomputation of such Receivable Interest pursuant to SECTION 2.04 as of the end of such Business Day and cause the Concentration Bank to transfer such remainder for account of the Seller either to the Seller's Account or to a deposit account of the Servicer; PROVIDED that, to the extent that any Member of any Purchaser Group shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Member pursuant to SECTION 2.04, such amount shall be deemed not to have been so transferred but rather to have been retained by the Seller and paid over for the account of such Member and, notwithstanding any provision hereof to the contrary, such Member shall have a claim for such amount; and

              (v) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer;

it being understood and agreed that if on any Business Day during any Daily Reporting Period the Servicer shall fail to deliver the Daily Report for such Business Day to each Group Managing

Agent and the Administrative Agent pursuant to SECTION 2.07(C), the Servicer shall, until such Daily Report shall be so delivered, either hold all funds that constitute Collections of Pool Receivables in the Concentration Account or, if and to the extent that the Servicer shall be obligated to deposit such funds in the Deposit Account pursuant to this SECTION 2.05(A), deposit such funds in the Deposit Account.

If on any Business Day (other than a Settlement Date in respect of Capital) during any Daily Reporting Period, the Servicer shall deliver to each Group Managing Agent and the Administrative Agent, prior to 12:00 noon (New York City time) on such Business Day, a Daily Report for such Business Day that shows any Excess Amount in respect of the Receivable Interests on deposit in the Deposit Account on such Business Day, the Administrative Agent shall, on such Business Day, transfer by way of immediately available funds to the Concentration Account funds equal to such Excess Amount.

On the Business Day that occurs two Business Days before the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Deposit Account for the account of the Member owning of such Receivable Interest the amounts set aside in respect of such Settlement Period as described in clause (iii) of this SECTION 2.05(A). Upon receipt of such funds by the Administrative Agent and on such Settlement Date, the Administrative Agent shall distribute such funds and the Cure Deposited Amounts, if any, then held in the Deposit Account and attributable to such Receivable Interest (i) to the Member owning such Receivable Interest (A) in payment of the accrued Yield for such Receivable Interest, (B) in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, and (C) in payment of the Fees and any other amounts then owed by the Seller hereunder to such Member or its Group Managing Agent and (ii) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, up to the amount of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, in payment of the accrued Yield for such Receivable Interest, THIRD, in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, FOURTH, in payment of the Fees and any other amounts owed by the Seller hereunder to such Member or its Group Managing Agent, FIFTH, in payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, in excess of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as Servicer.

       (b) Except as set forth in subsection (d) of this SECTION 2.05, on each Business Day (other than a Liquidation Day or a Provisional Liquidation Day) during each Weekly Reporting Period, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and shall, based on information available to it, at that time and in the following order:

              (i) allocate all such Collections transferred to the Concentration Account either as Member Collections or as Seller Collections;

              (ii) for each Receivable Interest and subject to the PROVISO set forth below, out of such Member Collections attributable to such Receivable Interest, set aside and hold in trust for the Member owning such Receivable Interest and the Servicer an amount equal to the sum of
       (A) the Yield and Servicer Fee accrued through such Business Day for such Receivable Interest and not previously so set aside, (B) the Cure Amount, if any, for such Receivable Interest for such Business Day, and (C) the aggregate of the Fees and any other amounts then accrued or owed hereunder by the Seller to such Member or its Group Managing Agent and not previously so set aside;

              (iii) reinvest the remainder of such Member Collections, for the benefit of the Member owning such Receivable Interest, by recomputation of such Receivable Interest pursuant to SECTION 2.04 as of the end of such Business Day and cause the Concentration Bank to transfer such remainder for account of the Seller either to the Seller's Account or to a deposit account of the Servicer; PROVIDED that, to the extent that any Member of any Purchaser Group shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Member pursuant to SECTION 2.04, such amount shall be deemed not to have been so transferred but rather to have been retained by the Seller and paid over for the account of such Member and, notwithstanding any provision hereof to the contrary, such Member shall have a claim for such amount; and

              (iv) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer;

PROVIDED, HOWEVER, that on the first Business Day of each week, the Servicer shall, based on the Weekly Report delivered by the Servicer to each Group Managing Agent and the Administrative Agent on such Business Day pursuant to
SECTION 2.07(D) for the immediately preceding week, for such Receivable Interest, out of such Member Collections referred to in clause (i) of this SUBSECTION (B) attributable to such Receivable Interest, cause the Concentration Bank to transfer to the Deposit Account, to be held and invested by the Administrative Agent pursuant to SECTION 6.06, the Cure Amount, if any, for such Receivable Interest for such Business Day, it being understood and agreed that if on the first Business Day of any week during any Weekly Reporting Period, the Servicer shall fail to have delivered the Weekly Report for such Business Day to each Group Managing Agent and the Administrative Agent pursuant to SECTION 2.07(D), the Servicer shall, until such Weekly Report shall be so delivered, either hold all funds that constitute Collections of Pool Receivables in the Concentration Account or, if and to the extent that the Servicer shall be obligated to deposit such funds in the Deposit Account pursuant to this SECTION 2.05(B), deposit such funds in the Deposit Account.

If, on the first Business Day (other than a Settlement Date in respect of Capital) of any week during any Weekly Reporting Period, the Servicer shall deliver to each Group Managing Agent and the Administrative Agent, prior to 12:00 noon (New York City time) on such Business Day, a Weekly Report for such Business Day that shows any Excess Amount in respect of the Receivable Interests on deposit in the Deposit Account on such Business Day, the Administrative

Agent shall, on such Business Day, transfer by way of immediately available funds to the Concentration Account funds equal to such Excess Amount.

On the Business Day that occurs two Business Days before the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Deposit Account for the account of the Member owning such Receivable Interest the amounts set aside in respect of such Settlement Period as described in clause (ii) of this SECTION 2.05(B). Upon receipt of such funds by the Administrative Agent and on such Settlement Date, the Administrative Agent shall distribute such funds and the Cure Deposited Amounts, if any, then held in the Deposit Account and attributable to such Receivable Interest (i) to the Member owning such Receivable Interest (A) in payment of the accrued Yield for such Receivable Interest, (B) in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, and (C) in payment of the Fees and any other amounts then owed by the Seller hereunder to such Member or its Group Managing Agent and (ii) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, up to the amount of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, in payment of the accrued Yield for such Receivable Interest, THIRD, in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, FOURTH, in payment of the Fees and any other amounts owed by the Seller hereunder to such Member or its Group Managing Agent, FIFTH, in payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, in excess of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as Servicer.

(c) Except as set forth in subsection (d) of this SECTION 2.05, on each Business Day (other than a Liquidation Day or a Provisional Liquidation Day) during each Monthly Reporting Period, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and shall, based on information available to it, at that time and in the following order:

              (i) allocate all such Collections transferred to the Concentration Account either as Member Collections or as Seller Collections;

              (ii) for each Receivable Interest, out of such Member Collections attributable to such Receivable Interest, set aside and hold in trust for the Member owning such Receivable Interest and the Servicer an amount equal to the sum of (A) the Yield and Servicer Fee accrued through such Business Day for such Receivable Interest and not previously so set aside, (B) the Cure Amount, if any, for such Receivable Interest for such Business Day, and (C) the aggregate of the Fees and any other amounts then accrued or owed hereunder by the Seller to such Member or its Group Managing Agent and not previously so set aside;

              (iii) reinvest the remainder of such Member Collections for the benefit of the Member owning such Receivable Interest, by recomputation of such Receivable Interest pursuant to SECTION 2.04 as of the end of such Business Day and cause the ------------ Concentration Bank to transfer such remainder for account of the Seller either to the Seller's Account or to a deposit account of the Servicer; PROVIDED that, to the extent that any Member of any Purchaser Group shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Member pursuant to SECTION 2.04, such amount shall be deemed not to have been so transferred but rather to have been retained by ------------ the Seller and paid over for the account of such Member and, notwithstanding any provision hereof to the contrary, such Member shall have a claim for such amount; and

              (iv) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer.

On the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Deposit Account for the account of the Member owning such Receivable Interest the amounts set aside in respect of such Settlement Period as described in clause (ii) of this SECTION 2.05(C). Upon receipt of such funds by the Administrative Agent and on such Settlement Date, the Administrative Agent shall distribute such funds (i) to the Member owning such Receivable Interest (A) in payment of the accrued Yield for such Receivable Interest, (B) in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, and (C) in payment of the Fees and any other amounts then owed by the Seller hereunder to such Member or its Group Managing Agent and (ii) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, up to the amount of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, in payment of the accrued Yield for such Receivable Interest, THIRD, in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, FOURTH, in payment of the Fees and any other amounts owed by the Seller hereunder to such Member or its Group Managing Agent, FIFTH, in payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, in excess of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as Servicer.

       (d) Anything herein to the contrary notwithstanding, on each Business Day (other than a Liquidation Day or a Provisional Liquidation Day) on which a Special Event for any Purchaser shall have occurred and be continuing during any Settlement Period for any Receivable Interest owned by any Member of such Purchaser's Purchaser Group, (i) the Servicer shall set aside and hold in trust, and deposit to the Deposit Account for the account of each such Member, all Collections of Pool Receivables attributable to such Receivable Interest, and
(ii) the Administrative Agent shall distribute such Collections to such Members and the Servicer, in each case of clauses (i) and (ii) above as and in the manner and order set forth in
SECTION 2.06 as though the term "Member" or "Members" in SECTION 2.06 referred only to such Members.

       SECTION 2.06. LIQUIDATION SETTLEMENT PROCEDURES. On each Liquidation Day and on each Provisional Liquidation Day during each Settlement Period for each Receivable Interest, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and, based on information available to it, at that time and in the following order:

              (i) allocate all such Collections either as Member Collections or as Seller Collections;

              (ii) for each Receivable Interest, out of such Member Collections, cause the Concentration Bank to deposit to the Deposit Account for the account of the Member owning such Receivable Interest funds constituting such Member Collections attributable to such Receivable Interest, but such deposit shall not exceed the sum of (A) the accrued Yield for each Receivable Interest as of such date, (B) the Capital of such Receivable Interest, (C) the accrued Servicer Fee payable as of such date, and (D) the aggregate of the Fees and any other amounts owed hereunder by the Seller to the Member owning such Receivable Interest or its Group Managing Agent; PROVIDED, HOWEVER, that if such funds are so deposited to the Deposit Account on any Provisional Liquidation Day which is subsequently determined not to be a Liquidation Day, such funds shall be applied pursuant to SECTION 2.05 on the day of such subsequent determination; and

              (iii) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer.

Upon receipt of such funds by, and held by, the Administrative Agent, the Administrative Agent shall, on the Settlement Date for each Settlement Period for such Receivable Interest, distribute them (A) to the Member owning such Receivable Interest (x) in payment of the accrued Yield for such Receivable Interest, (y) in reduction (to zero) of the Capital of such Receivable Interest and (z) in payment of the Fees and any other amounts owed by the Seller hereunder to such Member or its Group Managing Agent and (B) to the Servicer in payment of accrued Servicer Fees payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, including the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, to the reimbursement of the Administrative Agent's costs of collection and enforcement of this Agreement, THIRD, in payment of the accrued Yield for such Receivable Interest, FOURTH, in reduction of Capital of such Receivable Interest, FIFTH, in payment of the Fees and other amounts payable to such Member or its Group Managing Agent, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as the Servicer.

       SECTION 2.07. GENERAL SETTLEMENT PROCEDURES. SECTION 2.07 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 2.08. PAYMENTS AND COMPUTATIONS, ETC. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York City time) on the day when due in lawful money of the United States in same day funds to the Deposit Account. Amounts paid or deposited by the Seller or the Servicer to the Deposit Account on any day later than 12:00 noon (New York City time) on such day shall be deemed to be paid or deposited on the next succeeding Business Day. The Administrative Agent shall promptly thereafter cause to be distributed
(i) like funds relating to the payment out of Collections in respect of Capital, Yield, Servicer Fee, Fees or other amounts payable out of Collections, to the applicable Members (or, in the case of Fees, the applicable Group Managing Agents), ratably in accordance with their respective interests and to the Servicer in accordance with the provisions of SECTION 2.05 or 2.06, as applicable, and (ii) like funds relating to the payment by the Seller of other amounts payable by the Seller hereunder, to the parties hereto for whose benefit such funds were paid (and if such funds are insufficient, such distribution shall be made ratably in accordance with the respective amounts thereof). Upon the Administrative Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
SECTION 9.02(C), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

       (b) The Seller shall, to the extent permitted by law, pay to the Administrative Agent interest on all amounts not paid or deposited within 2 Business Days of the date due hereunder (except for those amounts with respect to which Yield accrues) at the Default Rate in effect from time to time, payable on demand, PROVIDED, HOWEVER, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be for the account of, and distributed by the Administrative Agent to, the applicable Members ratably in accordance with their respective interests in such overdue amount.

       (c) All computations of interest and all computations of Yield, Liquidation Yield/Fee and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

       (d) The Seller hereby authorizes each Member, if and to the extent any amount owed by the Seller to such Member is not paid to the Administrative Agent when due hereunder and if the Administrative Agent or such Member shall have notified the Seller that such amount is or will be due, to charge from time to time against any or all of the Seller's accounts with such Member any such amount so due.

       (e) Unless the Administrative Agent shall have received notice from the Servicer or the Seller prior to the date on which any payment is due to the Members hereunder that the Servicer or the Seller, as the case may be, will not make such payment in full, the Administrative Agent may assume that the Servicer or the Seller, as the case may be, has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Member on such due date an amount equal to the amount then due such Member. If and to the extent the Servicer or the Seller, as the case may be, shall not have so made such payment in full to the Administrative Agent, each Member shall repay to the Administrative Agent forthwith on demand such amount distributed to such Member together with interest thereon, for each day from the date such amount is distributed to such Member until the date such Member repays such amount to the Administrative Agent, at the Federal Funds Rate.

       SECTION 2.09. FEES. (a) The Seller shall pay to the Administrative Agent for the account of the Administrative Agent, the Group Managing Agents and the Banks, as the case may be, such fees as are set forth in the Fee Letters. (b) The Servicer shall be paid a fee (the "SERVICER FEE") of 1/2 of 1% per annum on the average daily amount of Capital of each Receivable Interest from the date of the initial Purchase hereunder until the later of the Commitment Termination Date or the date on which such Capital is reduced to zero, payable on the Settlement Date for each Settlement Period for such Receivable Interest; PROVIDED, HOWEVER, that, upon three Business Days' notice to the Administrative Agent, the Servicer (if not WORLDCOM or any Affiliate thereof) may elect to be paid, as such fee, another percentage per annum on the average daily amount of Capital of each such Receivable Interest, but in no event in excess of the lesser of (i) 1% per annum on the average daily amount of such Capital, and (ii) 110% of the costs and expenses referred to in SECTION 6.02(C); and PROVIDED FURTHER that such fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, SECTIONS 2.05 and 2.06.

       SECTION 2.10. INCREASED COSTS. SECTION 2.10 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 2.11. INCREASED CAPITAL. SECTION 2.11 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 2.12. TAXES. SECTION 2.12 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 2.13. SHARING OF PAYMENTS, ETC. If any Member shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Purchases made by it (other than with respect to payments due to such Member pursuant to SECTION 2.10, 2.11, 2.12 or 2.14) in excess of its ratable share of payments on account of the Purchases obtained by all the Members, such Member shall forthwith purchase from the other Members such interests in the Receivable Interests purchased by them as shall be necessary to cause such purchasing Member to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Member, such purchase from each other Member shall be rescinded and such other Member shall repay to the purchasing Member the purchase price to the extent of such recovery together with an amount equal to such other Member's ratable share (according to the proportion of (i) the amount of such other Member's required repayment to (ii) the total amount so recovered from the purchasing Member) of any interest or other amount paid or payable by the purchasing Member in respect of the total amount so recovered. The Seller agrees that any Member so purchasing an interest in Receivable Interests from another Member pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest in Receivable Interests as fully as if such Member were the direct creditor of the Seller in the amount of such interest in Receivable Interests.

       SECTION 2.14. SUBSTITUTION OF MEMBERS. If any Member shall (i) request, or if any Participant or Participants for the Receivable Interest or Interests of such Member shall request, a payment pursuant to SECTION 2.10, 2.11 or 2.12, or (ii) have had its Affiliated Purchaser become a "Substitutable Purchaser" under and as defined in SECTION 2.14 of the Purchase Agreement (in each of clauses (i) and (ii) such a Member being a "SUBSTITUTABLE MEMBER"), the Seller may cause such Member, as instructed by the Seller, to assign to the other Members which shall have agreed to accept and assume such assignment (it being understood that each Member willing to so accept and assume such assignment shall be permitted to do so by each other Member and the Seller) ratably in accordance with their respective Commitments or as otherwise agreed by such Members and notified to the Seller and the Administrative Agent, or, if no other Member shall have agreed to so accept and assume such assignment within five Business Days after the Seller shall give written notice to the Administrative Agent of the Seller's offer of such assignment to the other Members, to such other Person as shall have been designated by the Seller and approved by the Administrative Agent and the Group Managing Agent of such Substitutable Member's Purchaser Group (which approval shall not be unreasonably withheld, conditioned or delayed), all of its rights and obligations under this Agreement and with respect to its Receivable Interests (including, without limitation, all of its Commitment and the amount of Capital owing to it) pursuant to an Assignment and Acceptance executed under SECTION 9.02, PROVIDED, HOWEVER, that (x) such assignment shall not conflict with any law, rule, regulation, order or decree of any Governmental Authority, (y) the Substitutable Member shall have received from such assignee full payment in immediately available funds of all amounts payable to it in respect of Capital, accrued Yield and other amounts owing to it in connection herewith and (z) such assignment by such Substitutable Member shall occur simultaneously with an assignment by that Purchaser which is an Affiliate of such Substitutable Member of all of such Purchaser's rights and obligations under the Purchase Agreement and with respect to its Receivable Interests, if any, to an assignee pursuant to SECTION 2.14 of the Purchase Agreement; and PROVIDED, FURTHER, that nothing contained in this SECTION 2.14 shall obligate any Member to assume any rights or obligations of any Substitutable Member.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

       SECTION 3.01. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall be effective at such time as (i) the Seller shall have caused the amount of the aggregate outstanding Capital of the Receivable Interests, ratably in accordance with their respective Capital, to be reduced to an amount resulting in no Cure Amount, determined on the basis of the Daily Report furnished pursuant to SUBSECTION (F) below, (ii) the Administrative Agent and each Member shall have received all fees and expenses required to be paid on or before the New Closing Date pursuant to the terms of this Agreement, (iii) the Facility Termination Date shall not have occurred, (iv) the conditions precedent to the effectiveness of the Purchase Agreement shall have been satisfied and (v) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent and in sufficient copies for the Administrative Agent and each Group Managing Agent:

              (a) This Agreement, duly executed by each of the parties hereto.

              (b) The Parent Undertaking, duly executed by WORLDCOM.

              (c) The Receivables Contribution and Sale Agreement, duly executed by each Originator, WORLDCOM as the Buyer's Servicer, and the Seller.

              (d) The Consent and Agreement, duly executed by the Seller and each Originator.

              (e) Favorable opinions of (i) Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C., counsel to the Originators, WORLDCOM and the Seller, in substantially the form of Exhibits H-1A and B to the Purchase Agreement, (ii) Michele C. Kloeppel, Assistant Corporate General Counsel of WORLDCOM, in substantially the form of Exhibit H-2 to the Purchase Agreement, (iii) Thacher Proffitt & Wood, New York counsel to the Originators, WORLDCOM and the Seller, in substantially the form of Exhibit H-3 to the Purchase Agreement, (iv) Michael H. Salsbury, General Counsel of WORLDCOM, in substantially the form of Exhibit H-4 to the Purchase Agreement, and (v) Morris, Nichols, Arsht & Tunnell, Delaware counsel to the Seller and the Originators, in substantially the form of Exhibit H-5 to the Purchase Agreement.

              (f) A Daily Report as of May 22, 2002.

              (g) An Officer's Certificate, duly executed by an authorized officer of the Seller, stating that:

                     (A) The representations and warranties contained in SECTION
              4.01 of this Agreement are correct on and as of the New Closing Date, both before and after giving effect to this Agreement; and

                     (B) No event has occurred and is continuing, or would
              result from the execution and delivery of this Agreement and the performance by the Seller of its obligations hereunder, which constitutes an Event of Termination or a Potential Event of Termination.

              (h) An Officer's Certificate, duly executed by an authorized officer of the Servicer, stating that:

                     (A) The representations and warranties contained in SECTION
              4.02 of this Agreement are correct on and as of the New Closing Date, both before and after giving effect to this Agreement; and

                     (B) No event has occurred and is continuing, or would
              result from the execution and delivery of this Agreement and the performance by the Servicer of its obligations hereunder, which constitutes an Event of Termination or a Potential Event of Termination.

              (i) An Officer's Certificate, duly executed by an authorized officer of each of the Originators, stating that the representations and warranties contained in SECTION 3.01 of the Receivables Contribution and Sale Agreement are correct on and as of the New Closing Date, both before and after giving effect to this Agreement.

              (j) A certificate of the Secretary or Assistant Secretary of WORLDCOM certifying (i) that there have been no changes to its Articles or Certificate of Incorporation since the Amendment Closing Date, or if there have been any changes, a copy of such Articles or Certificate duly certified by the Secretary of State of Georgia as of a recent date acceptable to the Administrative Agent, (ii) that there have been no changes to its by-laws since the Amendment Closing Date, or if there have been any changes, a copy of such by-laws, (iii) the names and true signatures of the officers of WORLDCOM authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder and (iv) a copy of the resolutions of the Board of Directors of WORLDCOM authorizing the transactions contemplated by this Agreement and the other Transaction Documents.

              (k) A certificate of the Secretary or Assistant Secretary of the Seller certifying (i) that there have been no changes to its Certificate of Incorporation since the Amendment Closing Date, (ii) that there have been no changes to its by-laws since the Amendment Closing Date, (iii) the names and true signatures of the officers of the Seller authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder and (iv) a copy of the resolutions of the Board of Directors of the Seller authorizing the transactions contemplated by this Agreement and the other Transaction Documents.

              (l) A certificate of the Secretary or Assistant Secretary of each Originator certifying (i) that there have been no changes to its Certificate of Incorporation since the First Closing Date or the Amendment Closing Date (whichever date such Certificate was furnished to the Administrative Agent or its predecessor), as the case may be, or if there have been any changes, a copy of such Certificate duly certified by the Secretary of State of Delaware as of a recent date acceptable to the Administrative Agent, (ii) that there have been no changes to its by-laws since the First Closing Date or the Amendment Closing Date (whichever date such by-laws were furnished to the Administrative Agent or its predecessor), or if there have been any changes, a copy of such by-laws,
       (iii) the names and true signatures of the officers of such Originator authorized on its behalf to sign the Consent and Agreement and the other Transaction Documents to be delivered by it hereunder, and (iv) a copy of the resolutions of the Board of Directors of such Originator authorizing the transactions contemplated by the Receivables Contribution and Sale Agreement and the other Transaction Documents to which such Originator is a party.

              (m) Copies of good standing certificates for each of the Seller, WORLDCOM and the Originators, issued as of a recent date acceptable to the Administrative Agent by the Secretaries of State of their respective states of incorporation.

              (n) The Fee Letters dated as of the New Closing Date duly executed by all parties thereto.

              (o) Proper UCC-3 financing statements for each of the financing statements delivered pursuant to SECTIONS 3.02(D) and (J) of the A&R Parallel Purchase Commitment (except for those filed against CMC and Partners) to be filed under the UCC amending the name of the secured party therein from Bank One as Administrative Agent to JPMorgan as Administrative Agent.

              (p) Collection Notices for the Lock-Box Accounts in which at least 40% of the Recent Collections were deposited, duly executed by the respective Lock-Box Banks and the owner of the Lock-Box Accounts (that is, the Seller), indicating daily settlement transfers of Collections to the Concentration Account and giving "control" (within the meaning of Section 9-104 of the UCC in effect in the State of New York) to the Administrative Agent.

              (q) An assignment by Bank One to JPMorgan as Administrative Agent of all of Bank One's right, title and interest as Administrative Agent in, to and under the Collection Notices as defined in, and entered into pursuant to, the Original Parallel Purchase Commitment or the A&R Parallel Purchase Commitment.

              (r) The cancellation and return by Bank One of the Letter of Credit as defined in, and issued pursuant to, the A&R Parallel Purchase Commitment.

       SECTION 3.02. CONDITIONS PRECEDENT TO ALL PURCHASES AND REINVESTMENTS. Each Purchase (including the initial Purchase of each Member) hereunder and the right of the Servicer to reinvest in Pool Receivables those Collections attributable to a Receivable Interest pursuant to SECTION 2.05 shall be subject to the further conditions precedent that:

              (a) with respect to any such Purchase, on or prior to the date of such Purchase, the Servicer shall have delivered to each Group Managing Agent and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, a copy of each of the most recent Monthly Report, Weekly Report and Daily Report that are then required to be delivered to each Group Managing Agent and the Administrative Agent pursuant to SECTION 2.07(B), (C) and (D), and completed by the Servicer in all respects, together with such additional information (including, without limitation, a listing by Obligor of all Billed Pool Receivables, together with an analysis as to the aging of such Billed Pool Receivables) as may be reasonably requested by the Administrative Agent;

              (b) on the date of such Purchase or reinvestment the following statements shall be true (and the acceptance by the Seller of the proceeds of such Purchase or reinvestment shall constitute a representation and warranty by the Seller that on the date of such Purchase or reinvestment such statements are true):

                     (i) The representations and warranties contained in
              SECTIONS 4.01 and 4.02 of this Agreement, in SECTION 3.01 of the Receivables Contribution and Sale Agreement and in SECTION 5 of the Parent Undertaking are correct on and as of the date of such Purchase or reinvestment, before and after giving effect to such Purchase or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

                     (ii) No event has occurred and is continuing, or would
              result from such Purchase or reinvestment or from the application of the proceeds therefrom, which constitutes an Event of Termination or a Potential Event of Termination;

              (c) in the case of any such Purchase, the Administrative Agent shall have received a request for such Purchase pursuant to SECTION 2.02;

              (d) the Administrative Agent and the Majority Purchaser Groups shall have been satisfied with the results of the most recent audit conducted pursuant to SECTION 5.01(E);

              (e) the Commitment Termination Date shall not have occurred; and

              (f) the Administrative Agent shall have received such other approvals, opinions or documents as the Administrative Agent or any Member may reasonably request.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

       SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Each of the representations and warranties of the Seller as set forth in SECTION 4.01 of the Purchase Agreement is hereby incorporated herein by this reference and is deemed to be herein restated and hereby reconfirmed in favor of the Members, the Group Managing Agents and the Administrative Agent.

       SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. Each of the representations and warranties of the Servicer as set forth in SECTION 4.02 of the Purchase Agreement is hereby incorporated herein by this reference and is deemed to be herein restated and hereby reconfirmed in favor of the Members, the Group Managing Agents and the Administrative Agent.

                                   ARTICLE V
                GENERAL COVENANTS OF THE SELLER AND THE SERVICER

       SECTION 5.01. AFFIRMATIVE COVENANTS OF THE SELLER. Until the later of (i) the Commitment Termination Date and (ii) the date on which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Seller shall, unless the Majority Purchaser Groups shall otherwise consent in writing, comply with each and every covenant of the Seller as set forth in SECTION 5.01 of the Purchase Agreement, each of which is hereby incorporated herein by this reference.

       SECTION 5.02. REPORTING REQUIREMENTS OF THE SELLER. Until the later of
(i) the Commitment Termination Date and (ii) the date on which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Seller will, unless the Majority Purchaser Groups shall otherwise consent in writing, furnish to the Administrative Agent and each Group Managing Agent each and every report, document, certificate or other item referred to in SECTION 5.02 of the Purchase Agreement, which is incorporated herein by this reference.

       SECTION 5.03. NEGATIVE COVENANTS OF THE SELLER. Until the later of (i) the Commitment Termination Date and (ii) the date on which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Seller shall not, without the prior written consent of the Majority Purchaser Groups (in the case of subsection (c) of SECTION 5.03, the prior written consent of all the Purchaser Groups), violate any covenant set forth in SECTION 5.03 of the Purchase Agreement, each of which is hereby incorporated herein by this reference.

       SECTION 5.04. AFFIRMATIVE COVENANTS OF SERVICER. Until the later of (i) the Commitment Termination Date and (ii) the date on which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Servicer shall, unless the Majority Purchaser Groups shall otherwise consent in writing, comply with each and every covenant of the Servicer as set forth in SECTION 5.04 of the Purchase Agreement, each of which is hereby incorporated herein by this reference.

       SECTION 5.05. NEGATIVE COVENANTS OF THE SERVICER. Until the later of (i) the Commitment Termination Date and (ii) the date on which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Servicer shall not, without the prior written consent of the Majority Purchaser Groups (in the case of subsection (b) of SECTION 5.05, the prior written consent of all the Purchaser Groups), violate any covenant set forth in SECTION 5.05 of the Purchase Agreement, each of which is hereby incorporated herein by this reference.

                                   ARTICLE VI
                          ADMINISTRATION AND COLLECTION

       SECTION 6.01. DESIGNATION OF SERVICER. The Pool Receivables shall be serviced, administered and collected by the Person (the "SERVICER") designated to do so from time to time in accordance with this SECTION 6.01. Until the Administrative Agent (with the consent or at the request of the Majority Purchaser Groups) designates a new Servicer, WORLDCOM is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Administrative Agent may (with the consent or at the request of the Majority Purchaser Groups), at any time upon the occurrence and during the continuance of any Event of Termination, designate as Servicer any Person (including itself) to succeed WORLDCOM or any successor Servicer, if such Person (other than itself) shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer may subcontract with any Originator, or, with the prior consent of the Administrative Agent (with the consent or at the request of the Majority Purchaser Groups), any other Person, in each case to service, administer or collect any or all of the Pool Receivables, PROVIDED that the Person with whom the Servicer so subcontracts shall not become the Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof.

       SECTION 6.02. DUTIES OF SERVICER. SECTION 6.02 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 6.03. RIGHTS OF THE ADMINISTRATIVE AGENT. SECTION 6.03 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 6.04. RESPONSIBILITIES OF THE SELLER. SECTION 6.04 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 6.05. FURTHER ACTIONS EVIDENCING PURCHASES. SECTION 6.05 of the Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 6.06. THE CONCENTRATION ACCOUNT AND THE DEPOSIT ACCOUNT. SECTION
6.06 of the Purchase Agreement is hereby incorporated herein by this reference.

                                  ARTICLE VII
                              EVENTS OF TERMINATION

       SECTION 7.01. EVENTS OF TERMINATION. If any of the following events ("EVENTS OF TERMINATION") shall occur and be continuing:

              (a) (i) The Seller or the Servicer (if WORLDCOM or any of its Affiliates) shall fail to make any payment or deposit of Yield to be made by it hereunder within one Business Day after such payment or deposit is due, (ii) the Seller or the Servicer (if WORLDCOM or any of its Affiliates) shall fail to make any other payment or deposit to be made by it hereunder on the date such payment or deposit is due, or (iii) except as otherwise provided in subsection (c) of this SECTION 7.01, the Servicer (if WORLDCOM or any of its Affiliates) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document to which it is a party on its part to be performed or observed and such failure shall continue for 10 days after the earlier of (A) the date on which written notice thereof shall have been given to the Servicer by the Administrative Agent and (B) the date on which any Senior Financial Officer of the Servicer shall have knowledge of such failure to perform or observe; or

              (b) Any representation or warranty made or deemed made by the Seller, the Servicer (if WORLDCOM or any of its Affiliates), WORLDCOM (other than in its capacity as Servicer) or any Originator (or any of their respective officers) under or in connection with this Agreement, the Parent Undertaking or the Receivables Contribution and Sale Agreement or in any Monthly Report, Weekly Report, Daily Report or any other written report, certificate or information delivered by or on behalf of the Seller, such Servicer, WORLDCOM or any Originator (or any of their respective officers) pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made or delivered; or

              (c) The Seller or the Servicer (if WORLDCOM or any of its Affiliates) shall fail to perform or observe any term, covenant or agreement contained in SECTION 5.01(E), 5.01(G), 5.01(N), 5.02(D), 5.03,
       5.04(D), 5.04(E) or 5.05 of this Agreement, or any Originator shall fail to perform or observe any term, covenant or agreement contained in
       SECTION 4.01(G), 4.01(I), 4.01(J)(III) or 4.02 of the Receivables Contribution and Sale Agreement; or

              (d) The Seller, WORLDCOM (other than in its capacity as Servicer) or any Originator shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document to which it is a party on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller, WORLDCOM or such Originator, as the case may be, by the Administrative Agent; or

              (e) The Seller shall fail to pay any principal of, or premium or interest on, any of its Debt that is outstanding, or WORLDCOM shall fail to pay any principal of, or premium or interest on, any of its Debt that is outstanding in a principal amount of at least $100,000,000, either individually or in the aggregate, in each case, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; PROVIDED, HOWEVER, that the provisions of this subsection (e) shall not give effect to any waiver, amendment or other modification, or consent, that would cure or otherwise remedy any failure to pay or other event or condition referred to in this subsection (e); or

              (f) Any Purchase or any reinvestment pursuant to SECTION 2.05 shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with respect thereto or any Certificate shall for any reason cease to evidence in the Members owning such Receivable Interest legal and equitable title to, and ownership of, an undivided percentage ownership interest in Pool Receivables and Related Security to the extent of such Receivable Interest; or

              (g) The Seller, the Servicer (if any Originator or any of its Affiliates), WORLDCOM or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, the Servicer (if any Originator or any of its Affiliates), WORLDCOM or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller, the Servicer (if any Originator or any of its Affiliates), WORLDCOM or any Originator shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

              (h) (i) One or more final and non-appealable judgments for the payment of money shall be entered against the Seller or (ii) one or more final and non-appealable judgments for the payment of money in an amount in excess of, until the effectiveness of the New WORLDCOM Credit Agreement, $500,000,000, and on and after the effectiveness of the New WORLDCOM Credit Agreement, the amount set forth in the equivalent defined term "Default" or "Event of Default" under and as defined in the New WORLDCOM Credit Agreement, individually or in the aggregate, shall be entered against WORLDCOM on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for sixty consecutive days without a stay of execution; or

              (i) (i) The average of the Deemed Loss Ratios for each of the three most recently ended calendar months shall exceed 8%, or (ii) the average of the Default Ratios for each of the three most recently ended calendar months shall exceed 29%, or (iii) the average of the Loss-to-Liquidation Ratios for each of the three most recently ended calendar months shall exceed 6%, or (iv) the average of the Dilution Ratios for each of the three most recently ended calendar months shall exceed 9%; or

              (j) The aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Purchase Agreement shall exceed at any time the Receivable Interest Percent then in effect and such excess shall continue until the earlier of (i) the date two Business Days after the date on which the Seller or the Servicer knows of such excess and (ii) the next succeeding Settlement Date for any Settlement Period; or

              (k) There shall have been any material adverse change in the financial condition or operations of the Seller or the Servicer (if any Originator or any of its Affiliates) or WORLDCOM or any Originator since
       (i) in the case of the Seller, the First Closing Date, and (ii) in the case of such Servicer, WORLDCOM or any Originator, December 31, 2001, except as set forth in (A) that certain Form 10-Q filed by and in respect of WORLDCOM with the U.S. Securities and Exchange Commission on or about May 15, 2002 (exclusive of, and without giving effect to, the financial statements contained in such Form 10-Q, but inclusive of, and giving effect to, the footnotes related to such financial statements), and (B) Schedule V to the Purchase Agreement; or there shall have occurred any event which materially adversely affects the collectibility of the Pool Receivables taken as a whole, or there shall have occurred any other event which materially adversely affects the ability of the Servicer (if any Originator or any of its Affiliates) to collect Pool Receivables or the ability of the Servicer (if any Originator or any of its Affiliates) to perform hereunder or there shall have occurred any other event that materially adversely affects the credit quality of the Obligors of the Pool Receivables taken as a whole; or

              (l) Any provision of any Transaction Document shall for any reason cease to be a legal, valid and binding obligation of the Seller or the Servicer (if any Originator or any of its Affiliates) or WORLDCOM or any Originator, as applicable, or the Seller or such Servicer or WORLDCOM or any Originator, as applicable, shall so state in writing; or

              (m) Any "Default" as defined in and under the WORLDCOM Credit Agreement, without giving effect to any waiver, amendment or other modification, or consent, with respect thereto, shall have occurred and be continuing; or

              (n) WORLDCOM shall cease to own directly or indirectly 100% of the outstanding shares of stock of the Seller or of any Originator; or

              (o) [Intentionally Omitted]; or

              (p) The charter or by-laws of the Seller shall be amended, supplemented or otherwise modified without consent of the Administrative Agent; or

              (q) The aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Purchase Agreement shall exceed at any time 100%; or

              (r) There shall have occurred and be continuing any event that constitutes an "Event of Termination" under and as defined in the Purchase Agreement or the Purchase Agreement shall cease for any reason to be in full force and effect;

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Purchaser Groups, by notice to the Seller and the Servicer declare the Commitment Termination Date to have occurred, whereupon the Commitment Termination Date shall forthwith occur; PROVIDED that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice, or both) described in subsection (g) of this SECTION 7.01, the Commitment Termination Date shall occur, WORLDCOM shall cease to be the Servicer and the Administrative Agent or its designee shall become the Servicer. Upon any such occurrence of the Commitment Termination Date, the Administrative Agent and each Member shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                  ARTICLE VIII
             THE ADMINISTRATIVE AGENT AND THE GROUP MANAGING AGENTS

       SECTION 8.01. AUTHORIZATION AND ACTION OF THE ADMINISTRATIVE AGENT. Each Member hereby appoints and authorizes the Administrative Agent, to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents and each other instrument or document furnished pursuant hereto as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of such Transaction Documents and such other instruments and documents), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions or requests of the Group Managing Agents of the Majority Purchaser Groups, and such instructions and requests shall be binding upon all parties hereto and all Assignees; PROVIDED, HOWEVER, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Transaction Document, or any other instrument or document furnished pursuant hereto or applicable law. The Administrative Agent agrees to give to each Member prompt notice of each notice given to it pursuant to the terms of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, and in the case of each notice by the Seller to the Administrative Agent of each requested Purchase by the Members pursuant to SECTION 2.02(A), the Administrative Agent agrees to use its reasonable best efforts to give notice of such Purchase to each Member on the same day as such notice by the Seller. The Administrative Agent hereby agrees to deliver promptly to each Member each report, document, notice or other written communication required to be delivered by or on behalf of the Seller or the Servicer or any Originator to the Administrative Agent on behalf of the Members by the terms and conditions of this Agreement and the other Transaction Documents (it being understood that the Administrative Agent shall have no obligation to deliver, or cause to be delivered, to any Member any such report, document, notice or other written communication if the Seller or the Servicer or any Originator required to deliver, or have delivered on its behalf, such report, document, notice or other written communication fails to make or cause such delivery to the Administrative Agent).

       SECTION 8.02. AUTHORIZATION AND ACTION OF THE GROUP MANAGING AGENTS. Each Member of each Purchaser Group hereby appoints and authorizes the Group Managing Agent of such Purchaser Group to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents and each other instrument or document furnished pursuant hereto as are delegated to such Group Managing Agent (whether in its capacity as Group Managing Agent hereunder or as Managing Agent under any other Transaction Document) by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of such Transaction Documents and such other instruments and documents), no Group Managing Agent shall be required to exercise any discretion or take any action, but each Group Managing Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions or requests of the Members of such Group Managing Agent's Purchaser Group, and such instructions and requests shall be binding upon all parties hereto and all Assignees; PROVIDED, HOWEVER, that no Group Managing Agent shall be required to take any action which exposes such Group Managing Agent to personal liability or which is contrary to this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or applicable law. The Group Managing Agent of each Purchaser Group agrees to give to each Member of such Purchaser Group prompt notice of each notice given to it pursuant to the terms of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, and in the case of each notice by the Seller or the Administrative Agent to such Group Managing Agent of each requested Purchase by the Members of such Group Managing Agent's Purchaser Group pursuant to SECTION 2.02(A), such Group Managing Agent agrees to use its reasonable best efforts to give notice of such Purchase to each such Member of such Purchaser Group on the same day as it receives such notice. The Group Managing Agent of each Purchaser Group hereby agrees to deliver promptly to each Member of such Purchaser Group each report, document, notice or other written communication required to be delivered by or on behalf of the Seller, the Servicer, the Administrative Agent or any Originator to such Group Managing Agent on behalf of such Members by the terms and conditions of this Agreement and the other Transaction Documents (it being understood that such Group Managing Agent shall have no obligation to deliver, or cause to be delivered, to any such Member any such report, document, notice or other written communication if the Seller, the Servicer, the Administrative Agent or any Originator required to deliver, or have delivered on its behalf, such report, document, notice or other written communication fails to make or cause such delivery to such Group Managing Agent).

       SECTION 8.03. ADMINISTRATIVE AGENT'S AND GROUP MANAGING AGENTS' RELIANCE, ETC. Neither the Administrative Agent nor any Group Managing Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent or Group Managing Agent, respectively, under or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto (including without limitation, the Administrative Agent's servicing, administering or collecting the Pool Receivables as Servicer pursuant to SECTION 6.01), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise agreed by the Administrative Agent and any Member, or the Group Managing Agent of any Purchaser Group and any Member of such Purchaser Group, the Administrative Agent or such Group Managing Agent, as applicable: (i) may consult with legal counsel (including counsel for the Seller, the Servicer or any Originator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Member or any other Indemnified Party and shall not be responsible to any Member or any other Indemnified Party for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto; (iii) shall not have any duty to ascertain, to verify or to inquire as to the performance or observance or accuracy of any of the terms, covenants or conditions of, or information specified in, this Agreement or any other Transaction Document or any Daily Report, Weekly Report, Monthly Report, or other instrument or document delivered pursuant hereto on the part of the Seller, the Servicer or any Originator or to inspect the property (including the books and records) of the Seller, the Servicer or any Originator; (iv) shall not be responsible to any Member or other Indemnified Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; and (v) shall incur no liability under or in respect of this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto by acting upon any notice (including notice by electronic transmission or telephone), consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable, telex or electronic transmission) believed by it to be genuine and signed or sent by the proper party or parties.

       SECTION 8.04. RIGHTS AND POWERS. With respect to any Receivable Interest owned by it, the Administrative Agent and each Group Managing Agent shall have the same rights and powers under this Agreement as any other Member and may exercise the same as though it were not the Administrative Agent or a Group Managing Agent, as applicable. The Administrative Agent and its Affiliates and each Group Managing Agent and its respective Affiliates may generally engage in any kind of business with the Seller or any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller or any Originator or any Obligor or any of their respective Affiliates, all as if Bank One or such Group Managing Agent were not the Administrative Agent or a Group Managing Agent, respectively, and without any duty to account therefor to the Members.

       SECTION 8.05. MEMBERS' PURCHASE DECISIONS. Each Member acknowledges that it has, independently and without reliance upon the Administrative Agent or any of its Affiliates or any Group Managing Agent or any of its respective Affiliates or any other Indemnified Party and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to purchase undivided ownership interests in Pool Receivables hereunder. Each Member also acknowledges that it will, independently and without reliance upon the Administrative Agent or any of their respective Affiliates or any Group Managing Agent or any of its respective Affiliates or any other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

       SECTION 8.06. INDEMNIFICATION. The Members of each Purchaser Group agree to indemnify the Administrative Agent and the Group Managing Agent of such Purchaser Group (to the extent not reimbursed by the Seller or any Originator), ratably according to the respective amounts of Capital of their respective Receivable Interests (or, if no Receivable Interest is at that time owned by them, ratably according to their respective Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or such Group Managing Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith or any action taken or omitted by the Administrative Agent or such Group Managing Agent under this Agreement or any other Transaction Document or any such instrument or document, PROVIDED that no Member shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Group Managing Agent's gross negligence or willful misconduct. Without limitation of the foregoing but subject to the PROVISO to the preceding sentence, the Members agree to reimburse the Administrative Agent, ratably according to the respective amounts of Capital of their respective Receivable Interests (or, if no Receivable Interest is at that time owned by them, ratably according to their respective Commitments), promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith, to the extent that the Administrative Agent is not reimbursed for such expenses by the Seller or any Originator.

       SECTION 8.07. SUCCESSOR ADMINISTRATIVE AGENT. (a) The Administrative Agent may resign at any time by giving written notice thereof to the Group Managing Agents and the Seller and may be removed at any time with or without cause by the Majority Purchaser Groups. Upon any such resignation or removal, the Group Managing Agents shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Group Managing Agents, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Purchaser Groups' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Members, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Group Managing Agents may request, in order to continue the perfection of the security interests granted or purported to be granted by the Transaction Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. Anything herein to the contrary notwithstanding, the retiring Administrative Agent's resignation or removal shall not become effective, and the retiring Administrative Agent shall not be discharged from its duties and obligations under the Transaction Documents, unless and until a successor Administrative Agent shall have been appointed hereunder and shall have accepted such appointment. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent shall have become effective, as specified above, the provisions of this ARTICLE VIII shall inure to its benefit to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

       (b) Upon the effectiveness of this Agreement and on and after the date hereof:

              (i) Bank One hereby resigns as Administrative Agent as defined in, and for purposes of, the Original Parallel Purchase Commitment and the A&R Parallel Purchase Commitment and for purposes of this Agreement.

              (ii) The Group Managing Agents and the Members hereby appoint JPMorgan as successor Administrative Agent under, and for purposes of, this Agreement, and JPMorgan hereby accepts such appointment.

              (iii) The provisions of this ARTICLE VIII (including, without limitation, the indemnity provisions of SECTION 8.06) shall inure to Bank One's benefit to any actions taken or omitted to be taken by Bank One while Bank One was Administrative Agent as defined in, and under, the Original Parallel Purchase Commitment and the A&R Parallel Purchase Commitment.

       SECTION 8.08. CO-LEAD MANAGERS. It is understood and agreed that CNAI and JPMorgan, each as Co-Lead Manager hereunder, shall have no duties or responsibilities hereunder as such Co-Lead Managers.

       SECTION 8.09. AUTHORIZATIONS AND ACTIONS WITHIN PURCHASER GROUPS. Any authorization, consent or waiver that is to be taken by any Purchaser Group hereunder shall be taken by the Group Managing Agent of such Purchaser Group on its behalf at the direction or with the consent of the Members of such Purchaser Group. The specific manner in which such direction or consent shall be given or authorized with respect to any Purchaser Group shall be determined by the Members of such Purchaser Group. Any action with respect to the removal or replacement of any Group Managing Agent shall be determined by the Members of the Purchaser Group of such Group Managing Agent. Any authorization, consent, waiver or other action that is to be taken by the Majority Purchaser Groups hereunder shall be taken by the Group Managing Agents representing such Majority Purchaser Groups unless otherwise expressly stated herein.

                                   ARTICLE IX
                       ASSIGNMENT OF RECEIVABLE INTERESTS

       SECTION 9.01. ASSIGNMENT. (a) Each Member may assign to any Person, and any such Assignee may assign to any other Person, any Receivable Interest. Upon any such assignment, (i) the Assignee thereof shall become the owner of such Receivable Interest for all purposes of this Agreement and a Member of the Purchaser Group of such assigning Member, and (ii) such assigning Member shall relinquish its rights with respect to such Receivable Interest for all purposes of this Agreement. Such assignment shall be upon such terms and conditions as the assignor and the Assignee of such Receivable Interest may mutually agree; the parties thereto shall deliver to the Administrative Agent an Assignment, duly executed by such parties; and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to such Receivable Interest, and to enable the Assignee to exercise or enforce any rights hereunder or under the applicable Certificate and the other instruments and documents furnished pursuant hereto. The Administrative Agent shall provide notice to the Seller, the assigning Bank's Group Managing Agent and each Member of the assigning Member's Purchaser Group of any assignment of any portion of any Receivable Interest by such assigning Bank hereunder.

       (b) By executing and delivering an Assignment (in the case of an assigning Member) and executing and accepting an Assignment (in the case of an Assignee), such assigning Member and such Assignee confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment, such assigning Member makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or thereunder; (ii) such assigning Member makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, WORLDCOM or any Originator or the performance, or the observance, by the Seller, WORLDCOM or any Originator of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchase such Receivable Interest; (iv) such Assignee will, independently and without reliance upon the Administrative Agent, any of its Affiliates, such assigning Member, any Group Managing Agent or any other Member of any Purchaser Group or any other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto or in connection herewith; (v) such Assignee appoints and authorizes the Administrative Agent and the Group Managing Agent of such Assignee's Purchaser Group to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto or in connection herewith as are delegated to the Administrative Agent and the Group Managing Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto;
(vi) such Assignee appoints as its agent the Servicer from time to time designated pursuant to SECTION 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; (vii) such Assignee agrees that it will not institute against any Purchaser or any former Purchaser any proceeding of the type referred to in SECTION 7.01(G) so long as any commercial paper notes issued by such Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding; and (viii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Member.

       SECTION 9.02. ASSIGNMENT OF RIGHTS AND OBLIGATIONS. (a) Each Member may assign to any Assignee, and if required by the Seller pursuant to SECTION 2.14 will assign to the Assignee designated pursuant to such Section, all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and of the portion of the Receivable Interests owned by it); PROVIDED, HOWEVER, that (i) each such


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assignment shall be a constant, and not a varying, percentage of such Member's rights and obligations under this Agreement and the portion of the Receivable Interests owned by it, (ii) each such assignment shall be to an Eligible Assignee, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the later of
(x) the date the Administrative Agent receives the executed Assignment and Acceptance and (y) the date of such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and shall have all the rights and obligations of a Member hereunder, (II) such Assignee shall thereby become a Member of the Purchaser Group of the assigning Member and (III) the assigning Member shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Member's rights and obligations under this Agreement, such Member shall cease to be a party hereto).

       (b) By executing and delivering an Assignment and Acceptance, the assigning Member and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Member makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or thereunder;
(ii) the assigning Member makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, WORLDCOM or any Originator or the performance, or the observance, by the Seller, WORLDCOM or any Originator of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Administrative Agent, any of its Affiliates, the assigning Member or any other Member or any former Member or other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto or in connection herewith; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent and the Group Managing Agent of the applicable Purchaser Group to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto as are delegated to the Administrative Agent and such Group Managing Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such Assignee appoints as its agent the Servicer from time to time designated pursuant to SECTION 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; (viii) such Assignee agrees that it will not institute against any Purchaser or any former Purchaser any proceeding of the type referred to in SECTION 7.01(G) so long as any commercial paper notes issued by such Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding; and (ix) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Member.

       (c) The Administrative Agent shall maintain at its office referred to in
SECTION 12.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Group Managing Agent of each Purchaser Group and the Members of such Purchaser Group and the Commitment of, and the portion of each Receivable Interest owned by, each Member of such Purchaser Group from time to time, which Register shall be available for inspection by the Seller and the Members at any reasonable time and from time to time upon reasonable prior notice. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Seller, the Servicer, the Group Managing Agents, the Members and the Administrative Agent may treat each Person whose name is recorded in the Register as a Member hereunder for all purposes of this Agreement.

       (d) Upon its receipt of an Assignment and Acceptance executed by any assigning Member and an assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance and (i) give prompt notice thereof to the Seller, the Servicer, the assigning Member's Group Managing Agent and each Member of the assigning Member's Purchaser Group. In the case of any such assignment by a Member, within five Business Days after its receipt of the notice thereof the Seller, at its expense, shall execute and deliver to the Administrative Agent a Certificate for such Assignee.

       SECTION 9.03. ANNOTATION OF CERTIFICATE. The Administrative Agent shall annotate the Certificate for each assigning Member to reflect the assignment made by such Member pursuant to SECTION 9.01 or 9.02 or otherwise.

                                   ARTICLE X
                                 INDEMNIFICATION

       SECTION 10.01. INDEMNITIES. Without limiting any other rights that any Indemnified Party may have hereunder or under applicable law, and whether or not any of the transactions contemplated hereby are consummated, the Seller hereby agrees to indemnify each Indemnified Party from and against, and hold each thereof harmless from, any and all claims, losses, liabilities, costs and expenses of any kind whatsoever (including, without limitation, reasonable attorneys' fees and expenses) (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") arising out of, or resulting from, in whole or in part, one or more of the following: (a) this Agreement or any other Transaction Document or any other agreement or document delivered or to be delivered in connection with this Agreement; (b) the use of proceeds of any Purchase or reinvestment; (c) the interest of any Member in any Receivable, any Contract or any Related Security or (d) any transaction contemplated by this Agreement or any other Transaction Document or any other agreement or document delivered or to be delivered in connection with this Agreement; EXCLUDING, HOWEVER, Indemnified Amounts to the extent resulting from either (x) the gross negligence or willful misconduct on the part of such Indemnified Party, or (y) the failure to collect amounts in respect of a Pool Receivable, which is an Eligible Receivable, to the extent such failure results from a discharge of the Obligor with respect thereto in a proceeding in respect of such Obligor under applicable bankruptcy laws or otherwise results from the Obligor's financial inability to pay such amounts. Without limiting or being limited by the foregoing (other than, and subject to, the exclusions referred to in the EXCLUDING, HOWEVER clause above) and whether or not any of the transactions contemplated hereby are consummated, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts which relate to or result from, or which would not have occurred but for, one or more of the following:

              (i) any Receivable becoming a Pool Receivable which is not at the date of the initial creation of an interest therein hereunder an Eligible Receivable or which thereafter ceases to be an Eligible Receivable;

              (ii) any representation or warranty or statement made or deemed made by the Seller or any Originator (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any Monthly Report, Weekly Report, Daily Report or other document delivered or to be delivered in connection herewith or with any other Transaction Document being incorrect in any material respect when made or deemed made or delivered;

              (iii) the failure by the Seller or any Originator to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract or any Related Security with respect thereto; or the failure of any Pool Receivable or the related Contract or any Related Security with respect thereto to conform to any such applicable law, rule or regulation;

              (iv) the failure to vest in the Members owning a Receivable Interest a first priority perfected undivided percentage ownership interest, to the extent of such Receivable Interest, in each Receivable in, or purported to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim; or the failure of the Seller to have obtained a first priority perfected ownership interest in the Pool Receivables and the Related Security and Collections with respect thereto transferred or purported to be transferred to the Seller under the Receivables Contribution and Sale Agreement, free and clear of any Adverse Claim;

              (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable in, or purported to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any Purchase or reinvestment or at any subsequent time unless such failure results directly and solely from the Administrative Agent's failure to take appropriate action;

              (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of any Obligor to the payment of any Receivable in, or purported to be in, the Receivables Pool (including, without limitation, any defense based on the fact or allegation that such Receivable or the related Contract is not a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services;

              (vii) any failure of the Seller, WORLDCOM, as Servicer or otherwise, or any Originator, to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or to perform its duties or obligations under any Contract;

              (viii) any product liability, personal injury, copyright infringement, theft of services, property damage, or other breach of contract, antitrust, unfair trade practices or tortious claim arising out of or in connection with the subject matter of any Contract or out of or in connection with any transaction contemplated by this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or such Contract;

              (ix) the commingling of Collections of Pool Receivables by, or in any Lock-Box Account or any other deposit account of, WORLDCOM or any of its Affiliates at any time with other funds;

              (x) any action or omission by the Seller, WORLDCOM, whether as Servicer or otherwise, or any Originator, reducing or impairing the rights of any Member under this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto or with respect to any Pool Receivable;

              (xi) any cancellation or modification of a Pool Receivable, the related Contract or any Related Security, whether by written agreement, verbal agreement, acquiescence or otherwise other than as expressly permitted by this Agreement or any other Transaction Document;

              (xii) any investigation, litigation or proceeding related to or arising from this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or any transaction contemplated by this Agreement or any Contract or the use of proceeds from any Purchase or reinvestment pursuant to this Agreement, or the ownership of, or other interest in, any Receivable, the related Contract or any Related Security;

              (xiii) the existence of any Adverse Claim against or with respect to any Pool Receivable, the related Contract or the Related Security or Collections with respect thereto, except for any such Adverse Claim created by any Members;

              (xiv) any failure by the Seller or any Originator to pay when due any taxes, including without limitation sales, excise or personal property taxes, payable by the Seller or such Originator in connection with any Receivable or the related Contract or any Related Security with respect thereto;

              (xv) any claim brought by any Person other than an Indemnified Party arising from any activity by any Originator or any Affiliate of any Originator in servicing, administering or collecting any Pool Receivable;

              (xvi) any setoff or counterclaim by any Lock-Box Bank or other depositary bank against the deposits constituting Collections of Pool Receivables held in any Lock-Box Account or other deposit account;

              (xvii) [Intentionally Omitted]; or

              (xviii) to the extent not covered by the foregoing clauses, the occurrence and continuance of any Event of Termination other than an Event of Termination arising under SECTION 7.01(I).

                                   ARTICLE XI
                           GRANT OF SECURITY INTEREST

       SECTION 11.01. GRANT OF SECURITY INTEREST. The Seller hereby assigns and pledges to the Administrative Agent for the benefit of itself, the Members and each other Indemnified Party from time to time, and hereby grants to the Administrative Agent for the benefit of itself, the Members and each other Indemnified Party from time to time a security interest in and to, the Demand Note and all proceeds thereof.

       SECTION 11.02. SECURITY FOR SECURED OBLIGATIONS. The assignment, pledge and security interest granted under this ARTICLE XI secures the payment of all obligations of the Seller now or hereafter existing from time to time under this Agreement, the Fee Letters and any other instruments and documents furnished by the Seller pursuant hereto or otherwise in connection with this Agreement, whether for Collections received or deemed to have been received or otherwise payable by the Seller, interest, fees, costs, expenses, taxes, indemnification or otherwise (all such obligations being the "SECURED OBLIGATIONS").

       SECTION 11.03. FURTHER ASSURANCES. (a) The Seller agrees that from time to time, at the expense of the Seller, the Seller will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect and protect the assignment and security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to the Demand Note. Without limiting the generality of the foregoing, the Seller will, upon the request of the Administrative Agent, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby.

       (b) The Seller hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to the Demand Note and the proceeds thereof without the signature of the Seller where permitted by law, and the Administrative Agent shall notify the Seller of each such filing. A photocopy or other reproduction of this Agreement or any financing statement covering the Demand Note and the proceeds thereof shall be sufficient as a financing statement where permitted by law.

       SECTION 11.04. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Seller hereby irrevocably appoints the Administrative Agent the Seller's attorney-in-fact, with full authority in the place and stead of the Seller and in the name of the Seller or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and during the continuance of an Event of Termination, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of the assignment, pledge and security interest granted hereunder, including, without limitation:

              (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Demand Note, and

              (b) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of the Demand Note or otherwise to enforce compliance with the terms and conditions of the Demand Note or the rights of the Administrative Agent with respect to the Demand Note.

       SECTION 11.05. ADMINISTRATIVE AGENT MAY PERFORM. If the Seller fails to perform any agreement contained in this ARTICLE XI, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Seller under SECTION 12.04.

       SECTION 11.06. THE ADMINISTRATIVE AGENT'S DUTIES. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Demand Note and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the Demand Note in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to the Demand Note or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Demand Note. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Demand Note in its possession if the Demand Note is accorded treatment substantially equal to that which it accords its own property.

       SECTION 11.07. REMEDIES. If any Event of Termination shall have occurred and be continuing:

              (a) The Administrative Agent may exercise any and all rights and remedies of the Seller under or in connection with the Demand Note or otherwise in respect of the Demand Note, including, without limitation, any and all rights of the Seller to demand or otherwise require payment of the Demand Note.

              (b) The Administrative Agent may exercise in respect of the Demand Note, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect in the State of New York (whether or not such UCC applies to the Demand Note).

              (c) All payments received by the Seller in respect of the Demand Note shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Seller and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

              (d) All payments made in respect of the Demand Note, and all cash proceeds in respect of any sale of, collection from, or other realization upon all or any part of the Demand Note, received by the Administrative Agent may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION 12.04) in whole or in part by the Administrative Agent for the Members or the applicable Indemnified Parties against, all or any part of the Secured Obligations and the "Secured Obligations" under and as defined in the Purchase Agreement, to the Members and Indemnified Parties hereunder and the "Owners" and "Indemnified Parties" under and as defined in the Purchase Agreement ratably in accordance with the respective amounts of such Secured Obligations and "Secured Obligations" owing to them. Any surplus of such payments or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations and the "Secured Obligations" under and as defined in the Purchase Agreement shall be paid over to the Seller or to whomsoever may be lawfully entitled to receive such surplus.

                                  ARTICLE XII
                                 MISCELLANEOUS

       SECTION 12.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller, or the Servicer here from, shall be effective unless in a writing signed by the Majority Purchaser Groups and, in the case of any such amendment, the Seller and the Servicer, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such amendment, waiver or consent shall do any of the following unless in writing and signed by all the Group Managing Agents and Members and the Rating Agencies then rating the commercial paper notes of GBFC, Paradigm and Liberty shall have confirmed that the rating of the commercial paper notes of GBFC will not be downgraded or withdrawn as a result of such amendment, waiver or consent: (a) waive any of the conditions specified in SECTION 3.01 and 3.02,
(b) subject the Members or the Group Managing Agents to any additional obligations, (c) reduce the amount of Capital or Yield with respect to Receivable Interests or any fees payable hereunder, (d) postpone any date scheduled for any reduction of Capital or for any payment of Yield or any fees payable hereunder, (e) amend or waive any of the conditions specified in SECTION
3.02 or any Event of Termination, (f) amend the definition of "Contract", "Default Ratio", "Defaulted Receivable", "Dilution Reserve", "Eligible Receivable", "Loss Reserve", "Loss-to-Liquidation Ratio", or "Net Receivables Pool Balance" or amend or (if applicable) waive any defined term used (or contained) in any of the foregoing definitions as applied thereto, (g) assign any interest of Receivable Interests in any Pool Receivables or Related Security or Collections, other than as provided in this Agreement, (h) change the percentage of Commitments, or the number of Members or Group Managing Agents or Purchaser Groups, which shall be required for any amendment, waiver or consent or for any other action hereunder or (i) amend this SECTION 12.01; PROVIDED, FURTHER, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Group Managing Agents and Members as required above to take such action, affect the rights or duties or increase the obligations of the Administrative Agent under this Agreement; and PROVIDED, FURTHER, HOWEVER, that no amendment, waiver or consent shall increase the obligations of any Group Managing Agent or Member under this Agreement without the prior written approval of such Group Managing Agent or Member, as applicable. Anything herein to the contrary notwithstanding, in the event of any conflict between (i) any action taken by the Majority Purchaser Groups or all of the Purchaser Groups or Members, as applicable, or the Administrative Agent under this Agreement, including without limitation, in respect of any of the definitions contained in
SECTION 1.01 hereof or in respect of any amendment, waiver or consent pursuant to this SECTION 12.01, and (ii) any action taken by the Majority Managing Agents or all of the Managing Agents (as each such term is defined in the Purchase Agreement), as applicable, or the Administrative Agent under the Purchase Agreement, such action referred to in clause (i) of SECTION 12.01 of this Agreement shall control and apply to the Purchase Agreement as well as this Agreement. No failure on the part of any Member or any other Indemnified Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Without limiting the foregoing, each Member is hereby authorized by the Seller upon the occurrence and during the continuance of an Event of Termination and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Member to or for the credit or the account of the Seller against any and all of the obligations of the Seller now or hereafter existing under this Agreement to such Member irrespective of whether or not any formal demand shall have been made under this Agreement and although such obligations may be unmatured. Each Member agrees promptly to notify the Seller and each other Member after any such setoff and application; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Member under this SECTION 12.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Member may have. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       SECTION 12.02. NOTICES, ETC. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, (i) to each of the Seller, the Servicer, the Administrative Agent, each Group Managing Agent and the Initial Banks, at its address set forth under its name on the signature pages hereof, (ii) to each Member other than the Initial Banks, at its address specified on the Assignment and Acceptance to which it is a party or (iii) to any party hereto, at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to ARTICLE II shall not be effective until received by the Administrative Agent.

       SECTION 12.03. BINDING EFFECT, ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Seller, WORLDCOM, the Administrative Agent, each Group Managing Agent, each Member from time to time, and each other Indemnified Party from time to time, and their respective successors and assigns, except that neither the Seller nor WORLDCOM shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Member. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Commitment Termination Date, as no Capital of any Receivable Interest shall be outstanding and no Yield, fees or other amounts payable hereunder shall remain unpaid; PROVIDED, HOWEVER, that rights and remedies with respect to the provisions of SECTIONS 2.10, 2.11, 2.12, 10.01, 12.04, 12.05, 12.06, 12.14 shall be continuing and shall survive any termination of this Agreement.

       SECTION 12.04. COSTS AND EXPENSES. In addition to the rights of indemnification granted under this Agreement, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Receivables by an independent accounting firm pursuant to SECTION 5.01(E)) of, and searches and filings in respect of, this Agreement, the other Transaction Documents and the other documents and agreements to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent with respect thereto and advising the Administrative Agent as to its rights and remedies hereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and disbursements), of each Member, the Administrative Agent and any Affiliate thereof, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Transaction Documents and the other documents and agreements to be delivered in connection herewith or therewith.

       SECTION 12.05. NON-BUSINESS DAYS. In any case where any payment or action is due under this Agreement on a day which is not a Business Day, such payment or action may be made on the next succeeding Business Day, but such extension of time shall in such case be included in the computation of payment of interest, Yield, Liquidation Yield/Fee or fees, as the case may be, for purposes of the applicable accrual period; PROVIDED, HOWEVER, that, if such extension would cause payment in respect of Capital or Yield for Receivable Interests for which Yield is computed by reference to the Bank Rate to be made in the next succeeding calendar month, such payment shall be made on the next preceding Business Day.

       SECTION 12.06. CONFIDENTIALITY. Except as otherwise required by applicable law, each of the parties hereto agrees to maintain the confidentiality of this Agreement, the Purchase Agreement, the Receivables Contribution and Sale Agreement, Consent and Agreement, the Fee Letters (and all drafts thereof) and all non-public information delivered in connection herewith in communications with third parties and otherwise; PROVIDED that this Agreement, the Purchase Agreement, the Receivables Contribution and Sale Agreement,

Consent and Agreement, the Fee Letters and such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written confidentiality agreement in form and substance substantially identical to this
SECTION 12.06, (ii) to the Seller's, the Servicer's, the Administrative Agent's, each Group Managing Agent's and each Member's legal counsel, accountants and auditors if they agree to hold it confidential, (iii) to any rating agency, (iv) to any regulatory authority having jurisdiction over the Seller, the Servicer, the Administrative Agent, any Group Managing Agent or any Member, and (v) pursuant to court order or subpoena; PROVIDED, HOWEVER, that each of the parties hereto agrees that the disclosure of this Agreement, the Purchase Agreement, the Receivables Contribution and Sale Agreement, the Consent and Agreement, the Fee Letters or other information required to be made by or pursuant to court order or subpoena will not be made until the other parties hereto have been notified at least five Business Days in advance of any such disclosure, unless such notification is prohibited by applicable law or such court order or subpoena.

       SECTION 12.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 12.08. JURISDICTION, ETC. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto hereby agrees that service of process in any such action or proceeding may be effected by mailing a summons and complaint to it at its address specified in SECTION 12.02 by registered mail, return receipt requested, or in any other manner permitted by applicable law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any other jurisdiction.

       (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

       SECTION 12.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

       SECTION 12.10. INTENT OF THE PARTIES. (a) It is the intention of the parties hereto that each Purchase and reinvestment shall convey to each Member, to the extent of its Receivable Interests, an undivided ownership interest in the Pool Receivables and the Related Security and Collections in respect thereof and that such transaction shall constitute a purchase and sale and not a secured loan. If, notwithstanding such intention, the conveyance of the Receivable Interests from the Seller to the Administrative Agent for the benefit of any Member shall ever be recharacterized as a secured loan and not a sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Administrative Agent for the benefit of such Member a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Pool Receivables, whether now owned or hereafter acquired, and the Related Security and Collections with respect thereto from time to time and all cash and non-cash proceeds in respect thereof, free and clear of Adverse Claims. For such purpose, the Seller hereby grants to the Administrative Agent for the benefit of each Member, to the extent of such Member's Receivable Interests, a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Pool Receivables, whether now owned or hereafter acquired, and the Related Security and Collections with respect thereto from time to time and all cash and non-cash proceeds in respect thereof.

       (b) Notwithstanding SECTION 12.10(A) or any other provision of this Agreement, the parties hereto agree to treat the transfers of Receivable Interests described herein as secured financing for all federal, state and local tax purposes.

       SECTION 12.11. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to the subject matter hereof.

       SECTION 12.12. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 12.13. AMENDMENT, RESTATEMENT, AND CONSENT. (a) This Agreement amends and restates in its entirety the A&R Parallel Purchase Commitment. Upon the effectiveness of this Agreement, the terms and provisions of the A&R Parallel Purchase Commitment shall, subject to this SECTION 12.13, be superseded hereby. Notwithstanding the amendment and restatement of the A&R Parallel Purchase Commitment by this Agreement, the Seller and the Servicer shall continue to be liable to the Administrative Agent, the Group Managing Agents, the Members and the other Owners with respect to agreements on the part of the Seller and the Servicer under the A&R Parallel Purchase Commitment to indemnify any of the Administrative Agent, the Group Managing Agents, the Members and the other Owners in connection with events or conditions arising or existing prior to the date hereof. This Agreement is given in substitution for the A&R Parallel Purchase Commitment. Upon the effectiveness of this Agreement, each reference to the Original Parallel Purchase Commitment or the A&R Parallel Purchase Commitment in any other document, instrument or agreement (including, without limitation, the Certificates) and/or delivered in connection therewith shall mean and be a reference to this Agreement. This Agreement is not a novation. Nothing contained herein or in any of the other Transaction Documents, unless expressly herein or therein stated to the contrary, is intended to amend, modify or otherwise affect any other instrument, document or agreement executed and/or delivered in connection with the Original Parallel Purchase Commitment or the A&R Parallel Purchase Commitment. All amounts outstanding under the Original Parallel Purchase Commitment or the A&R Parallel Purchase Commitment immediately prior to giving effect to this Agreement to each Member and each Group Managing Agent that is a party thereto shall be deemed to be outstanding under this Agreement. Each Certificate issued under the Original Parallel Purchase Commitment or the A&R Parallel Purchase Commitment and outstanding immediately prior to giving effect to this Agreement shall be deemed to be a Certificate hereunder.

       (b) The Seller, the Administrative Agent, Bank One, and each Member that holds a Certificate as defined in, and issued under, the Original Parallel Purchase Commitment or the A&R Parallel Purchase Commitment hereby agree that each such Certificate is, effective upon the effectiveness of this Agreement and on and after the date hereof, hereby amended by deleting, in the first paragraph of each such Certificate, the parenthetical phrase, "(the "ADMINISTRATIVE AGENT")".

       (c) Each of the parties hereto consents to (i) the amendment and restatement of the Receivables Contribution and Sale Agreement in the form of Exhibit F to the Purchase Agreement and (ii) the amendment and restatement of the Purchase Agreement in the form referred to in the definition of "Purchase Agreement" contained in SECTION 1.01.

       SECTION 12.14. NO PROCEEDINGS. (a) Each of the Seller, WORLDCOM, the Administrative Agent, each Group Managing Agent and each Member hereby agrees that they will not institute against or join or assist any Person in instituting against, any Purchaser any proceeding of the type referred to in SECTION 7.01(G) so long as any commercial paper notes issued by such Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding.

       (b) Each of the parties hereto hereby agrees that they will not institute against the Seller any proceeding of the type referred to in SECTION 7.01(G).

       SECTION 12.15. WAIVER OF JURY TRIAL. Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the other Transaction Documents, the Purchases or the actions of the Administrative Agent, any Group Managing Agent or any other Indemnified Party in the negotiation, administration, performance or enforcement hereof or thereof.

                            (SIGNATURE PAGES FOLLOW)

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                           MCI WORLDCOM RECEIVABLES CORPORATION


                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           1133 19th Street, N.W.
                           Washington, D.C. 20036
                           Attention: Margaret Barry
                           Senior Manager, Treasury Operations
                           Telephone No.: (202) 736-6590
                           Telecopier No.: (202) 736-6697



                           WORLDCOM, INC.,
                           as Servicer


                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           1133 19th Street, N.W.
                           Washington, D.C. 20036
                           Attention: Margaret Barry
                           Senior Manager, Treasury Operations
                           Telephone No.: (202) 736-6590
                           Telecopier No.: (202) 736-6697

                           JPMORGAN CHASE BANK,
                           as Co-Lead Manager and as Administrative Agent


                           By:
                              ------------------------------------------
                           Name:
                           Title:


                           JPMorgan Chase Bank
                           450 West 33rd Street, 15th Floor
                           New York, NY 10001
                           Attention: Conduit Administration
                           Telephone No.: (212) 946-7782
                           Telecopier No.: (212) 946-8098
                           email: CPADMIN@chase.com

                           with a copy to:

                           JPMorgan Services
                           500 Stanton Christiana Road
                           Newark, DE 19713
                           Attention: Asset Finance Group/2CS
                           Telephone No.: (302) 634-4204
                           Telecopier No.: (302) 634-5490

                           CITICORP NORTH AMERICA, INC.,
                           as Co-Lead Manager


                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           450 Mamaroneck Avenue
                           Harrison, N.Y. 10528
                           Attention: Global Securitization
                           Telephone No.: (914) 899-7170
                           Telecopier No.: (914) 899-7890

                           with a copy to:

                           Citicorp North America, Inc.
                           388 Greenwich Street, 19th Floor
                           New York, New York 10013
                           Attention: Global Securitization
                           Telephone No.: (212) 816-0789
                           Telecopier No.: (212) 816-0270

                                  INITIAL BANKS

COMMITMENT

$300,000,000               BANK ONE, NA (Main Office Chicago)


                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           Asset Backed Finance
                           1 Bank One Plaza
                           Suite IL1-0596, 1-21
                           Chicago, IL 60670-0596
                           Attention: Funding Manager
                           Telephone No.:  (312) 732-5528
                           Telecopier No.: (312) 732-1844

$300,000,000               CITIBANK, N.A.


                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           388 Greenwich Street, 19th Floor
                           New York, New York 10013
                           Attention: Global Securitization
                           Telephone No.: (212) 816-0789
                           Telecopier No.: (212) 816-0270

$300,000,000               JPMORGAN CHASE BANK


                           By:
                              ------------------------------------------
                           Name:
                           Title:


                           JPMorgan Chase Bank
                           450 West 33rd Street, 15th Floor
                           New York, NY 10001
                           Attention:  Conduit Administration
                           Telephone No.:  (212) 946-7782
                           Telecopier No.:  (212) 946-8098
                           email:  CPADMIN@chase.com

                           with a copy to:

                           JPMorgan Services
                           500 Stanton Christiana Road
                           Newark, DE  19713
                           Attention:  Asset Finance Group/2CS
                           Telephone No.:  (302) 634-4204
                           Telecopier No.:  (302) 634-5490

$300,000,000               WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                           NEW YORK BRANCH


                           By:
                              ------------------------------------------
                           Name:
                           Title:



                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           1211 Avenue of the Americas
                           New York, New York 10036
                           Attention: Rahel Avigdor
                           Telephone No.: (212) 597-8347
                           Telecopier No.: (212) 852-5971

$225,000,000               BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH


                           By:
                              ------------------------------------------
                           Name:
                           Title:


                           By:
                              ------------------------------------------
                           Name:
                           Title:

                           560 Lexington Avenue
                           New York, New York 10022
                           Attention: Corporate Lending
                           Telephone No.: (212) 230-9036
                           Telecopier No.: (212) 230-9166

$75,000,0000                THE BANK OF NOVA SCOTIA


                            By:
                               ------------------------------------------
                            Name:
                            Title:

                            One Liberty Plaza, 26th Floor
                            New York, New York 10006
                            Attention:  Michael Eden, Director
                            Telephone No.: (212) 225-5237
                            Telecopier No.: (212) 225-5090

                          GROUP MANAGING AGENTS

                          BANK ONE, NA (Main Office Chicago)

                          By:
                             ------------------------------------------
                          Name:
                          Title:

                          Asset Backed Finance
                          1 Bank One Plaza
                          Suite IL1-0596, 1-21
                          Chicago, IL 60670-0596
                          Attention: Funding Manager
                          Telephone No.:  (312) 732-5528
                          Telecopier No.: (312) 732-1844

                          CITICORP NORTH AMERICA, INC.,


                          By:
                             ------------------------------------------
                          Name:
                          Title:

                          450 Mamaroneck Avenue
                          Harrison, N.Y. 10528
                          Attention: Global Securitization
                          Telephone No.: (914) 899-7170
                          Telecopier No.: (914) 899-7890

                          with a copy to:

                          Citicorp North America, Inc.
                          388 Greenwich Street, 19th Floor
                          New York, New York 10013
                          Attention: Global Securitization
                          Telephone No.: (212) 816-0789
                          Telecopier No.: (212) 816-0270

                          JPMORGAN CHASE BANK


                          By:
                             ------------------------------------------
                          Name:
                          Title:

                          JPMorgan Chase Bank
                          450 West 33rd Street, 15th Floor
                          New York, NY 10001
                          Attention:  Conduit Administration
                          Telephone No.:  (212) 946-7782
                          Telecopier No.:  (212) 946-8098
                          email:  CPADMIN@chase.com

                          with a copy to:

                          JPMorgan Services
                          500 Stanton Christiana Road
                          Newark, DE  19713
                          Attention:  Asset Finance Group/2CS
                          Telephone No.:  (302) 634-4204
                          Telecopier No.:  (302) 634-5490

                            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                            NEW YORK BRANCH


                            By:
                               ------------------------------------------
                            Name:
                            Title:


                            By:
                               ------------------------------------------
                            Name:
                            Title:

                            1211 Avenue of the Americas
                            New York, New York 10036
                            Attention: Rahel Avigdor
                            Telephone No.: (212) 597-8347
                            Telecopier No.: (212) 852-5971

                            BAYERISCHE LANDESBANK, NEW YORK BRANCH


                            By:
                               ------------------------------------------
                            Name:
                            Title:


                            By:
                               ------------------------------------------
                            Name:
                            Title:


                            560 Lexington Avenue
                            New York, New York 10022
                            Attention: Asset Securitization Division
                            Telephone No.: (212) 230-9005
                            Telecopier No.: (212) 230-9020

                            THE BANK OF NOVA SCOTIA


                            By:
                               ------------------------------------------
                            Name:
                            Title:

                            One Liberty Plaza, 26th Floor
                            New York, New York 10006
                            Attention:  Michael Eden, Director
                            Telephone No.: (212) 225-5237
                            Telecopier No.: (212) 225-5090